UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04503

Aquila Municipal Trust

(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of Principal Executive Offices)(Zip Code)

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of Agent for Service)

Registrant's Telephone Number, including Area Code: (212) 697-6666

Date of fiscal year end: March 31, 2018

Date of reporting period: June 30, 2018

Item 1. Schedule of Investments.

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS
June 30, 2018
(unaudited)

Principal Amount	General Obligation Bonds (4.6%)	Ratings Moody's, S&P and Fitch	Value	(a)

	Henderson County, Kentucky
$330,000	3.000%, 11/01/20	Aa3/NR/NR	$338,527

	Lexington-Fayette Urban County, Kentucky
3,600,000	4.000%, 09/01/29	Aa2/AA/NR	3,826,044
570,000	4.000%, 08/01/21 Series B	Aa2/AA/NR	605,790

	Rowan County, Kentucky
400,000	3.000%, 06/01/21 AGMC Insured	A1/AA/NR	410,224
645,000	3.000%, 06/01/22 AGMC Insured	A1/AA/NR	662,518
835,000	4.000%, 06/01/30 AGMC Insured	A1/AA/NR	880,741
865,000	4.000%, 06/01/31 AGMC Insured	A1/AA/NR	909,919

	Warren County, Kentucky
615,000	4.000%, 06/01/25	Aa2/NR/NR	646,931
635,000	4.000%, 06/01/26	Aa2/NR/NR	666,134
660,000	4.000%, 06/01/27	Aa2/NR/NR	690,459

	Total General Obligation Bonds		9,637,287

	Revenue Bonds (87.6%)

	State Agency (24.6%)

	Kentucky Asset & Liability Commission Federal Highway Notes
1,000,000	5.000%, 09/01/22 Series A	A2/AA/A+	1,063,770
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,273,000
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,277,680
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,146,710

	Kentucky Rural Water Finance Corp.
355,000	4.600%, 02/01/25	NR/A+/NR	355,699
205,000	4.250%, 08/01/19 NPFG Insured	Baa2/A+/NR	205,353
210,000	4.250%, 08/01/20 NPFG Insured	Baa2/A+/NR	210,380
200,000	4.375%, 08/01/22 NPFG Insured	Baa2/A+/NR	200,362
240,000	4.500%, 08/01/23 NPFG Insured	Baa2/A+/NR	240,446
255,000	4.500%, 08/01/24 NPFG Insured	Baa2/A+/NR	255,459
290,000	4.500%, 08/01/27 NPFG Insured	Baa2/A+/NR	289,562
245,000	4.600%, 08/01/28 NPFG Insured	Baa2/A+/NR	245,488
315,000	4.625%, 08/01/29 NPFG Insured	Baa2/A+/NR	315,630
375,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	385,073
305,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	312,506
435,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	454,914
450,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	469,035
465,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	482,898
490,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	506,498

	Kentucky State Office Building COP
2,250,000	4.000%, 04/15/27	A1/NR/NR	2,401,020
1,640,000	5.000%, 06/15/34	A1/NR/NR	1,814,004

	Kentucky State Property and Buildings Commission
1,000,000	5.000%, 10/01/25	A1/A-/A+	1,116,910
625,000	4.000%, 04/01/26 Project 105	A2/A-/A+	657,513
655,000	4.000%, 04/01/27 Project 105	A2/A-/A+	686,106
1,500,000	5.000%, 10/01/29 Project 106	A1/A-/A+	1,670,700
770,000	5.000%, 08/01/23 Project 108	A1/A-/A+	861,638
3,000,000	5.000%, 08/01/33 Project 108	A1/A-/A+	3,345,540
5,000,000	5.000%, 08/01/32 Project 110	A1/A-/A+	5,592,700
2,040,000	5.000%, 11/01/27 Project 112	A1/A-/A+	2,320,867
1,425,000	5.000%, 11/01/28 Project 112	A1/A-/A+	1,614,497
2,500,000	5.000%, 02/01/31 Project 112	A1/A-/A+	2,789,925
845,000	3.000%, 04/01/20 Project 113	A2/A-/A+	857,650
875,000	3.000%, 04/01/21 Project 113	A2/A-/A+	894,933
895,000	3.000%, 04/01/22 Project 113	A2/A-/A+	915,066
1,055,000	2.500%, 10/01/21 Project 114	Aa3/A-/A+	1,065,497
1,510,000	3.000%, 10/01/22 Project 114	Aa3/A-/A+	1,553,715
1,400,000	4.000%, 10/01/30 Project 114	Aa3/A-/A+	1,463,994
1,000,000	5.000%, 04/01/23 Project 115	A1/A-/A+	1,114,470
1,000,000	5.000%, 04/01/29 Project 115	A1/A-/A+	1,132,230
2,000,000	5.000%, 05/01/30 Project 117	A1/NR/A+	2,258,460
500,000	5.000%, 05/01/36 Project 117	A1/NR/A+	555,310
1,490,000	5.000%, 05/01/24 Project 119	A1/A-/A+	1,678,738
1,015,000	5.000%, 05/01/25 Project 119	A1/A-/A+	1,151,518
320,000	5.250%, 02/01/28 AGC Insured	NR/AA/NR	326,723
340,000	5.000%, 02/01/29 AGC Insured	NR/AA/NR	346,559

	Total State Agency		51,876,746

	Airports (6.7%)

	Lexington-Fayette Urban County Airport Board, Kentucky
1,555,000	5.000%, 07/01/28 2012 Series A AMT	Aa2/AA/NR	1,703,767
400,000	5.000%, 07/01/29 2012 Series A AMT	Aa2/AA/NR	438,108
1,350,000	5.000%, 07/01/30 2012 Series A AMT	Aa2/AA/NR	1,478,075
750,000	5.000%, 07/01/31 2012 Series A AMT	Aa2/AA/NR	820,853
260,000	5.000%, 07/01/29 2016 Series B AMT	Aa2/AA/NR	279,731
275,000	5.000%, 07/01/30 2016 Series B AMT	Aa2/AA/NR	295,705
300,000	5.000%, 07/01/32 2016 Series B AMT	Aa2/AA/NR	322,227
330,000	5.000%, 07/01/34 2016 Series B AMT	Aa2/AA/NR	354,153
365,000	5.000%, 07/01/36 2016 Series B AMT	Aa2/AA/NR	391,495

	Louisville, Kentucky Regional Airport Authority
2,070,000	5.000%, 07/01/23 AMT	NR/A+/A+	2,311,569
2,325,000	5.000%, 07/01/26 AMT	NR/A+/A+	2,586,470
2,895,000	5.000%, 07/01/27 Series A AMT	NR/A+/A+	3,203,810

	Total Airports		14,185,963

	Higher Education (9.4%)

	Boyle County, Kentucky College Refunding & Improvement
2,050,000	5.000%, 06/01/28	A3/NR/NR	2,352,908
1,000,000	5.000%, 06/01/29	A3/NR/NR	1,141,070

	Eastern Kentucky University General Receipts
1,250,000	4.000%, 10/01/27	A1/A-/NR	1,297,750
1,230,000	5.000%, 10/01/30 Series A	A1/NR/NR	1,398,522
870,000	4.500%, 04/01/32 Series A	A1/NR/NR	938,634

	Kentucky Bond Development Corp. Industrial Building Revenue Refunding, City of Paris (Transylvania University Project)
380,000	3.000%, 03/01/20 Series D	NR/A-/NR	386,110
390,000	3.000%, 03/01/21 Series D	NR/A-/NR	397,609
400,000	3.000%, 03/01/22 Series D	NR/A-/NR	406,868

	Lexington-Fayette, Kentucky Urban County Government (Transylvania University Project)
1,390,000	4.500%, 03/01/29	NR/A-/NR	1,449,423

	Louisville & Jefferson County, Kentucky Metropolitan Government College Improvement (Bellarmine University Project)
2,270,000	5.000%, 05/01/33	Baa3/NR/NR	2,479,680

	Morehead State University, Kentucky General Receipts
1,000,000	5.000%, 04/01/29 Series A	A1/NR/NR	1,121,250
1,000,000	4.000%, 04/01/31 Series A	A1/NR/NR	1,048,150

	Murray State University Project, Kentucky General Receipts
1,850,000	4.500%, 03/01/30 Series A	A1/NR/NR	1,995,484

	Northern Kentucky University General Receipts
1,095,000	4.000%, 09/01/21 Series B	A1/NR/NR	1,158,630
1,190,000	4.000%, 09/01/22 Series B	A1/NR/NR	1,275,680

	University of Louisville, Kentucky General Receipts
1,000,000	5.000%, 09/01/30 2011 Series A	A3/A+/NR	1,083,750

	Total Higher Education		19,931,518

	Hospital (11.9%)

	City of Ashland, Kentucky, Medical Center (Ashland Hospital Corp.)
2,000,000	5.000%, 02/01/22 Series B	Baa2/BBB-/A-	2,073,380
2,535,000	5.000%, 02/01/23 Series B	Baa2/BBB-/A-	2,625,221
805,000	4.000%, 02/01/32 Series 2016A	Baa2/BBB-/A-	821,350
1,035,000	4.000%, 02/01/36 Series 2016A	Baa2/BBB-/A-	1,044,419

	Hardin County, Kentucky, Hardin Memorial Hospital
735,000	5.500%, 08/01/22 AGMC Insured	A2/AA/NR	832,160
675,000	5.500%, 08/01/23 AGMC Insured	A2/AA/NR	781,805
500,000	5.250%, 08/01/24 AGMC Insured	A2/AA/NR	569,270

	Kentucky Economic Development Finance Authority, Kings Daughter Medical Center
1,000,000	5.000%, 02/01/30	Baa2/BBB-/A-	1,028,540

	Louisville & Jefferson County, Kentucky Metropolitan Government Health System, Norton Healthcare, Inc.
3,500,000	5.000%, 10/01/31 Series A	NR/A-/A+	3,983,105

	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Laundry Facility Project
695,000	4.250%, 05/01/23 Series 2012	NR/BBB+/NR	739,980

	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Steam & Chilled Water Plant Project
915,000	4.250%, 05/01/22 Series 2012A	NR/BBB+/NR	968,958

	Russell, Kentucky Bon Secours Health System
3,100,000	5.000%, 11/01/26 Series 2013	A2/A/A	3,434,738

	Warren County, Kentucky, Warren County Community Hospital Corp.
4,975,000	5.000%, 04/01/28	NR/A+/NR	5,469,515
680,000	4.000%, 10/01/29	NR/A+/NR	707,159

	Total Hospital		25,079,600

	Housing (0.6%)

	Kentucky Housing Multifamily Mortgage Revenue
1,230,000	5.000%, 06/01/35 AMT	NR/NR/NR*	1,231,784

	Local Public Property (8.4%)

	Boyd County, Kentucky Capital Projects Corp., Revenue Refunding, First Mortgage, Court Facilities Project
655,000	3.000%, 08/01/21	A1/NR/NR	672,082

	Jefferson County, Kentucky Capital Projects
1,575,000	4.250%, 06/01/23 AGMC Insured	A1/NR/AA+	1,578,197
1,950,000	4.375%, 06/01/24 AGMC Insured	A1/NR/AA+	1,954,115
1,640,000	4.375%, 06/01/28 AGMC Insured	A1/NR/AA+	1,643,182
2,060,000	4.375%, 06/01/26 Series A AGMC Insured	A1/NR/AA+	2,064,120
1,070,000	4.375%, 06/01/27 Series A AGMC Insured	A1/NR/AA+	1,072,140

	Kentucky Association of Counties Finance Corp. Financing Program
515,000	4.000%, 02/01/25	NR/AA-/NR	541,275
100,000	5.375%, 02/01/27 Series A	NR/AA-/NR	108,911
100,000	5.375%, 02/01/28 Series A	NR/AA-/NR	108,911
100,000	4.250%, 02/01/24 Series A Unrefunded Balance	NR/AA-/NR	104,660
315,000	3.000%, 02/01/21 Series B	NR/AA-/NR	322,714
350,000	4.000%, 02/01/22 Series B	NR/AA-/NR	371,557
345,000	5.000%, 02/01/24 Series B	NR/AA-/NR	389,257
365,000	5.000%, 02/01/25 Series B	NR/AA-/NR	415,042
385,000	5.000%, 02/01/26 Series B	NR/AA-/NR	441,895

	Kentucky Bond Corp. Financing Program
915,000	5.125%, 02/01/28	NR/AA-/NR	991,531

	Louisville & Jefferson County, Kentucky Visitors & Convention Commission, Kentucky International Convention Center
3,090,000	4.000%, 06/01/20	A2/A/NR	3,205,844

	River City Parking Authority of River City, Inc., Kentucky First Mortgage
1,000,000	4.750%, 06/01/27 2013 Series B	Aa3/AA/NR	1,097,050

	Wolfe County, Kentucky Public Properties Corp., First Mortgage Revenue Refunding, Justice Center Project
615,000	4.000%, 04/01/23	A1/NR/NR	656,297

	Total Local Public Property		17,738,780

	School Building (11.9%)

	Campbell County, Kentucky School District Finance Corp. School Building
340,000	3.500%, 08/01/22	A1/NR/NR	352,668

	Fayette County, Kentucky School District Finance Corp.
3,000,000	5.000%, 08/01/31	Aa3/AA-/NR	3,384,060
1,000,000	5.000%, 10/01/27 Series A	Aa3/AA-/NR	1,133,170
750,000	4.250%, 06/01/29 Series A	Aa3/AA-/NR	787,260

	Franklin County, Kentucky School District Finance Corp.
1,560,000	4.000%, 06/01/29	A1/NR/NR	1,620,060
1,135,000	4.000%, 04/01/24 Second Series	A1/NR/NR	1,227,434

	Jefferson County, Kentucky School District Finance Corp.
1,975,000	3.000%, 07/01/22 Series A	Aa3/AA-/NR	2,041,992
805,000	5.000%, 04/01/28 Series A	Aa3/AA-/NR	913,651
1,075,000	4.500%, 04/01/32 Series A	Aa3/AA-/NR	1,153,733
4,000,000	4.000%, 07/01/26 Series B	Aa3/AA-/NR	4,245,280

	Logan County, Kentucky School District Finance Corp., Energy Conservation Revenue Bonds
575,000	4.000%, 04/01/33 Series 2016	A1/NR/NR	601,887
615,000	4.000%, 04/01/34 Series 2016	A1/NR/NR	640,762

	Shelby County, Kentucky School District Finance Corp. School Building
915,000	3.000%, 02/01/21	A1/NR/NR	931,388
3,200,000	4.000%, 02/01/28	A1/NR/NR	3,452,928
2,440,000	4.000%, 02/01/29	A1/NR/NR	2,611,849

	Total School Building		25,098,122

	Student Loan (1.8%)

	Kentucky Higher Education Student Loan
1,440,000	5.000%, 06/01/22 Senior Series A AMT	NR/A/A	1,552,680
400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	439,164
600,000	5.000%, 06/01/26 Senior Series A AMT	NR/A/A	665,646
235,000	3.750%, 06/01/26 Senior Series A AMT	NR/A/A	237,077
810,000	3.000%, 06/01/29 Senior Series A AMT	NR/A/A	808,963

	Total Student Loan		3,703,530

	Turnpike/Highway (7.8%)

	Kentucky State Turnpike Authority
5,000,000	5.000%, 07/01/29 Series A	Aa3/AA-/A+	5,506,400
4,030,000	5.000%, 07/01/30 Series A	Aa3/AA-/A+	4,597,867
1,000,000	5.000%, 07/01/30 Series A	Aa3/AA-/A+	1,100,470
1,715,000	5.000%, 07/01/31 Series B	Aa3/AA-/NR	1,961,137
2,925,000	5.000%, 07/01/33 Series B	Aa3/AA-/NR	3,326,954

	Total Turnpike/Highway		16,492,828

	Utilities (4.5%)

	Campbell & Kenton Counties, Kentucky (Sanitation District)
2,370,000	4.000%, 08/01/27	Aa3/AA/NR	2,430,364

	Kentucky State Municipal Power Agency, Prairie St. Project
1,000,000	5.000%, 09/01/23 AGMC Insured	A2/AA/NR	1,063,120

	Louisville & Jefferson County, Kentucky Metropolitan Sewer District
500,000	5.000%, 05/15/28 Series A	Aa3/AA/AA-	546,200
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	2,081,088

	Northern Kentucky Water District
1,000,000	5.000%, 02/01/26	Aa3/NR/NR	1,092,570

	Owensboro, Kentucky Electric, Light and Power
1,805,000	5.000%, 01/01/26 AGMC Insured Series B	A2/AA/NR	1,882,705

	Owensboro, Kentucky Water Revenue
350,000	5.000%, 09/15/27 AGC Insured	A1/AA/NR	352,391

	Total Utilities		9,448,438

	Total Revenue Bonds		184,787,309

	Pre-Refunded Bonds (6.0%)††

	Pre-Refunded Revenue Bonds (6.0%)

	State Agency (1.3%)

	Kentucky State Property and Buildings Commission
170,000	5.375%, 11/01/23	A1/A-/NR	172,191
85,000	5.500%, 11/01/28	A1/A-/NR	86,131
2,480,000	5.250%, 02/01/28 Project 93 AGC Insured	NR/AA/NR	2,534,436

	Total State Agency		2,792,758

	Hospital (0.9%)

	Louisville & Jefferson County, Kentucky Metropolitan Government Revenue, Catholic Health Initiatives
1,715,000	5.000%, 12/01/35	NR/NR/NR*	1,909,653

	Local Public Property (0.3%)

	Kentucky Association of Counties Finance Corp. Financing Program
215,000	5.375%, 02/01/27 Series A	NR/NR/NR*	234,159
230,000	5.375%, 02/01/28 Series A	NR/NR/NR*	250,495

	Total Local Public Property		484,654

	School Building (0.4%)

	Owensboro, Kentucky Independent School District Finance Corp. School Building Revenue
890,000	4.375%, 09/01/24	A1/NR/NR	894,272

	Turnpike/Highway (1.7%)

	Kentucky State Turnpike Authority
3,500,000	5.000%, 07/01/25	Aa3/AA-/A+	3,618,335

	Utilities (1.4%)

	Owensboro, Kentucky Electric, Light and Power
1,000,000	5.000%, 01/01/21 AGMC Insured	A2/AA/NR	1,050,010
1,695,000	5.000%, 01/01/26 AGMC Insured	A2/AA/NR	1,779,767

	Owensboro, Kentucky Water Revenue
150,000	5.000%, 09/15/27 AGC Insured	A1/AA/NR	151,095

	Total Utilities		2,980,872

	Total Pre-Refunded Bonds		12,680,544

	Total Municipal Bonds (cost $205,379,369)		207,105,140

Shares	Short-Term Investment (0.8%)

1,600,042	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 1.76%** (cost $1,600,042)	Aaa-mf/AAAm/NR	1,600,042

	Total Investments (cost $206,979,411-note b)	98.9%	208,705,182
	Other assets less liabilities	1.1	2,255,216
	Net Assets	100.0%	$210,960,398

Percent of
Portfolio Distribution By Quality Rating	Investments †
Pre-refunded bonds††	6.1%
Aa of Moody's or AA of S&P or Fitch	39.7
A of Moody's or S&P or Fitch	51.6
Baa of Moody's or BBB of S&P	2.0
Not Rated*	0.6
100.0%

PORTFOLIO ABBREVIATIONS:
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMT - Alternative Minimum Tax
COP - Certificates of Participation
NPFG - National Public Finance Guarantee
NR - Not Rated

* Any security not rated ("NR") by any of the Nationally Recognized Statistical Rating Organizations ("NRSRO") has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

** The rate is an annualized seven-day yield at period end.

† Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

†† Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS
June 30, 2018
(unaudited)

(a) Securities valuation policies and other investment related disclosures are hereby incorporated by reference in the annual and semi-annual reports previously filed with the Securities and Exchange Commission on Form N-CSR.

(b) At June 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $206,960,710 amounted to of $1,744,472, which consisted of aggregate gross unrealized appreciation of $3,055,168 and aggregate gross unrealized depreciation of $1,310,696.

(c) Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in inactive markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of June 30, 2018:

Valuation Inputs+	Investments in Securities
Level 1 – Quoted Prices- Short-Term Investment	$1,600,042
Level 2 – Other Significant Observable Inputs- Municipal Bonds	207,105,140
Level 3 – Significant Unobservable Inputs	—
Total	$208,705,182
+See schedule of investments for a detailed listing of securities.

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2018
(unaudited)

Principal Amount	General Obligation Bonds (27.2%)	Ratings Moody's, S&P and Fitch	Value	(a)

	Barrington, Rhode Island
$1,120,000	2.500%, 08/01/25	Aa1/NR/NR	$1,122,587

	Coventry, Rhode Island
1,605,000	3.625%, 03/15/27 MAC Insured	A1/AA/NR	1,689,343

	Cranston, Rhode Island
1,325,000	4.000%, 07/01/28	A1/AA-/AA+	1,422,454
750,000	4.300%, 07/01/30 Series 2010 A AGMC Insured	A1/AA/AA+	770,205
1,515,000	4.250%, 07/15/24 Series B BAMI Insured	A1/AA/AA+	1,661,728
1,000,000	4.250%, 07/15/25 Series B BAMI Insured	A1/AA/AA+	1,103,400

	Cumberland, Rhode Island
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA+/NR	531,380
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA+/NR	536,025
700,000	4.500%, 03/15/32 Series 2018 A	NR/AA+/NR	793,450

	East Providence, Rhode Island Refunding
2,500,000	4.550%, 05/15/30 AGMC Insured	A2/AA/NR	2,590,050

	Hopkinton, Rhode Island
500,000	4.375%, 08/15/31	Aa3/NR/NR	526,855

	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A3/AA-/NR	1,036,126
1,020,000	3.700%, 06/01/33 Series A	A3/AA-/NR	1,041,124

	Lincoln, Rhode Island
1,500,000	3.500%, 08/01/24 Series A	Aa2/NR/AAA	1,593,645
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AAA	2,361,059

	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,077,952

	North Kingstown, Rhode Island
1,040,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	1,065,012

	North Smithfield, Rhode Island
825,000	3.000%, 06/15/26 Series A	Aa2/NR/NR	849,156

	Pawtucket, Rhode Island
1,950,000	4.500%, 07/15/26 AGC Insured	A3/AA/NR	1,995,962
1,500,000	4.750%, 07/15/29 AGC Insured	A3/AA/NR	1,538,550
1,010,000	4.000%, 11/01/25 AGMC Insured	A2/AA/NR	1,080,963

	Portsmouth, Rhode Island
1,140,000	3.750%, 02/01/31 Series A	Aa2/AAA/NR	1,212,208

	Providence, Rhode Island
1,500,000	5.000%, 01/15/23 Series 2010 A AGMC Insured Refunding	A2/AA/NR	1,593,765
1,500,000	5.000%, 01/15/26 Series 2010 A AGMC Insured Refunding	A2/AA/NR	1,585,425
975,000	3.625%, 01/15/29 Series A AGMC Insured	A2/AA/A-	985,774
2,510,000	3.750%, 01/15/30 Series A AGMC Insured	A2/AA/A-	2,542,379
1,000,000	3.750%, 01/15/32 Series A AGMC Insured	A2/AA/A-	1,009,130

	Rhode Island State & Providence Plantations Consolidated Capital Development Loan
2,000,000	3.750%, 11/01/23 Series A	Aa2/AA/AA	2,149,780
2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	2,315,746
2,000,000	3.000%, 05/01/31 Series A	Aa2/AA/AA	1,903,360
2,000,000	4.000%, 04/01/32 Series A	Aa2/AA/AA	2,143,360
2,000,000	3.000%, 05/01/32 Series A	Aa2/AA/AA	1,887,580
1,150,000	4.000%, 10/15/24 Series B	Aa2/AA/AA	1,232,685
1,750,000	3.250%, 10/15/31 Series B	Aa2/AA/AA	1,727,600
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,691,940
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,274,840
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,308,300

	Richmond, Rhode Island
1,020,000	3.000%, 08/01/24	Aa3/NR/NR	1,059,239

	Warren, Rhode Island
1,170,000	4.000%, 02/15/33 Series 2018 A	Aa3/NR/NR	1,257,961

	Warwick, Rhode Island
2,000,000	4.000%, 08/01/22 Series 2015 B AGMC Insured	NR/AA/NR	2,134,800

	West Greenwich, Rhode Island
1,175,000	3.000%, 08/15/26	NR/AA+/NR	1,219,286

	West Warwick, Rhode Island
795,000	5.000%, 10/01/32 Series A BAMI Insured	Baa2/AA/NR	903,899

	Total General Obligation Bonds		61,526,083

	Revenue Bonds (61.9%)

	Development (4.6%)

	Providence, Rhode Island Redevelopment Agency Refunding Public Safety Building Project
1,680,000	5.000%, 04/01/26 Series A AGMC Insured	A2/AA/NR	1,888,068

	Rhode Island Convention Center Authority Refunding
8,000,000	4.000%, 05/15/23 Series A	A1/AA-/AA-	8,614,960

	Total Development		10,503,028

	Higher Education (8.6%)

	Rhode Island Health and Education Building Corp., Bryant University
1,115,000	4.500%, 12/01/27 Series 2011	A2/A/NR	1,188,590
1,455,000	4.750%, 12/01/29 Series 2011	A2/A/NR	1,557,927
1,000,000	5.000%, 12/01/30 Series 2011	A2/A/NR	1,082,940
1,425,000	5.000%, 12/01/31 Series 2011	A2/A/NR	1,540,753

	Rhode Island Health and Education Building Corp., Higher Educational Facilities
2,500,000	5.000%, 09/15/30 AGMC Insured	Aa3/NR/NR	2,631,800

	Rhode Island Health and Educational Building Corp., Higher Education Facility, Providence College
2,490,000	4.000%, 11/01/24 Series 2015	A2/A/NR	2,699,683

	Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design
3,000,000	3.500%, 06/01/29 Series 2012	A1/NR/A+	3,040,500
2,000,000	4.000%, 06/01/31 Series 2012	A1/NR/A+	2,062,800
1,000,000	3.500%, 08/15/30 Series B AGMC Insured	A1/AA/NR	1,014,550

	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
500,000	4.000%, 09/15/31 Series 2016 B	A1/A+/NR	527,155
1,000,000	4.000%, 09/15/32 Series 2017 B	A1/A+/NR	1,047,830

	Rhode Island Health and Education Facilities Authority, Providence College
1,000,000	4.000%, 11/01/31	A2/A/NR	1,026,300

	Total Higher Education		19,420,828

	Hospital (2.7%)

	Rhode Island Health & Education Building Corp., Hospital Financing (Care New England)
500,000	5.000%, 09/01/23 Series 2016 B	NR/BB-/BB	537,800

	Rhode Island Health & Education Building Corp., Hospital Financing, Lifespan Obligated Group
1,000,000	5.000%, 05/15/31 Series 2016	NR/BBB+/BBB+	1,108,130
1,000,000	5.000%, 05/15/33 Series 2016	NR/BBB+/BBB+	1,101,610
1,250,000	5.000%, 05/15/34 Series 2016	NR/BBB+/BBB+	1,373,400
1,750,000	5.000%, 05/15/39 Series 2016	NR/BBB+/BBB+	1,901,480

	Total Hospital		6,022,420

	Housing (4.9%)

	Rhode Island Housing & Mortgage Finance Corp. Home Funding
535,000	4.000%, 10/01/25 Series 2010 #3	Aa2/NR/NR	547,032
1,500,000	3.450%, 04/01/35 Series 5	Aa2/NR/NR	1,499,940

	Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity
1,000,000	3.350%, 10/01/41 Series 68-C	Aa2/AA+/NR	960,820

	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Housing
2,500,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	2,605,750
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	2,110,780
1,405,000	3.450%, 10/01/36 Series 2016 1B	Aa2/NR/NR	1,399,296
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	1,011,460
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	1,006,180

	Total Housing		11,141,258

	Public School (24.2%)

	Rhode Island Health and Education Building Corp., Public School Financing Program
795,000	5.000%, 05/15/27 Series 2015 C	Aa2/NR/NR	916,412
1,630,000	5.000%, 05/15/27 Series 2015 D	A1/NR/NR	1,867,882

	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,520,000	4.000%, 05/15/31 Series 2017 J-2 B	Aa3/NR/NR	1,611,975

	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B AGMC Insured	Aa3/AA/NR	1,027,160
1,000,000	4.000%, 05/15/33 AGMC Insured	Aa3/AA/NR	1,027,010

	Rhode Island Health and Educational Building Corp., Public School Financing Program, City of Cranston
1,170,000	4.000%, 05/15/30 Series 2015 B BAMI Insured	NR/AA/NR	1,236,877

	Rhode Island Health and Education Building Corp., Public School Financing Program, East Greenwich
1,150,000	3.125%, 05/15/28	Aa1/AA+/NR	1,159,373
1,000,000	3.250%, 05/15/29	Aa1/AA+/NR	1,008,680
1,000,000	3.375%, 05/15/30	Aa1/AA+/NR	1,007,380

	Rhode Island Health and Education Building Corp., Public School Financing Program, City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,007,700

	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,742,990

	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Newport
1,000,000	4.000%, 05/15/27 Series 2013 C	NR/AA+/NR	1,045,900

	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Kingstown
1,500,000	3.750%, 05/15/28 Series 2013 A	Aa2/AA+/NR	1,549,065

	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Providence
750,000	5.000%, 05/15/31 Series 2017 G AGMC Insured	Aa3/AA/NR	864,105
1,000,000	4.000%, 11/15/20 Series 2013 I	Aa3/AA-/NR	1,046,700
1,100,000	4.500%, 11/15/22 Series 2013 I	Aa3/AA-/NR	1,199,484

	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Pawtucket
1,570,000	4.000%, 05/15/26 Series 2014 C	Aa3/NR/NR	1,674,735
1,000,000	4.250%, 05/15/29 Series 2017 E BAMI Insured	Aa3/AA/NR	1,091,770
1,045,000	4.000%, 05/15/31 Series 2018 B	Aa3/NR/NR	1,108,860
1,090,000	4.000%, 05/15/32 Series 2018 B	Aa3/NR/NR	1,152,839

	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Scituate
1,285,000	4.500%, 05/15/33 Series 2018 A	NR/AA/NR	1,441,526

	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Tiverton, Foster-Glocester, Cranston, East Greenwich
3,000,000	4.000%, 05/15/28 Series A	Aa3/NR/NR	3,208,740

	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Narragansett & Scituate
1,665,000	4.250%, 05/15/28 Series 2017 B	Aa2/NR/NR	1,847,834

	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Buildings Authority
3,000,000	3.500%, 05/15/24 Series 2015 A AGMC Insured	Aa3/AA/NR	3,129,330
3,000,000	3.750%, 05/15/27 Series 2015 A AGMC Insured	Aa3/AA/NR	3,119,700
3,000,000	4.000%, 05/15/28 Series 2015 A AGMC Insured	Aa3/AA/NR	3,163,860
2,760,000	4.000%, 05/15/30 Series 2015 B AGMC Insured	Aa3/AA/NR	2,877,742

	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Schools
1,000,000	4.250%, 05/15/21 Series 2007 B AGMC Insured	A2/AA/NR	1,001,700
2,000,000	4.500%, 05/15/22 Series 2013 A	Aa3/NR/NR	2,144,980
2,000,000	4.500%, 05/15/23 Series 2013 A	Aa3/NR/NR	2,164,040
2,000,000	4.500%, 05/15/24 Series 2013 A	Aa3/NR/NR	2,178,340

	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
1,000,000	4.000%, 05/15/32 Series 2017 I	NR/AA/NR	1,060,510
800,000	3.500%, 05/15/26 Series B MAC Insured	NR/AA/NR	843,832

	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Woonsocket
500,000	5.000%, 05/15/27 Series 2017 A AGMC Insured	Aa3/AA/NR	572,720
500,000	5.000%, 05/15/28 Series 2017 A AGMC Insured	Aa3/AA/NR	569,395
500,000	5.000%, 05/15/29 Series 2017 A AGMC Insured	Aa3/AA/NR	567,330
500,000	3.500%, 05/15/30 Series 2017 A AGMC Insured	Aa3/AA/NR	500,365

	Total Public School		54,738,841

	Transportation (4.6%)

	Rhode Island Commerce Corp., Airport
635,000	5.000%, 07/01/36 Series D	Baa1/BBB+/BBB+	708,895
1,015,000	5.000%, 07/01/37 Series D	Baa1/BBB+/BBB+	1,130,101
1,500,000	5.000%, 07/01/30 Series 2018	Baa1/BBB+/NR	1,699,200

	Rhode Island Commerce Corp., Grant Anticipation (Rhode Island Department of Transportation)
1,850,000	4.000%, 06/15/24	A2/AA-/NR	2,009,988
1,000,000	5.000%, 06/15/31	A2/AA-/NR	1,149,660

	Rhode Island State Economic Development Corp., Airport
1,000,000	5.000%, 07/01/24 Series B	Baa1/BBB+/BBB+	1,097,960
2,000,000	4.000%, 07/01/24 Series B	Baa1/BBB+/BBB+	2,110,180
540,000	4.625%, 07/01/26 Series B AGC Insured	A3/AA/BBB+	541,247

	Total Transportation		10,447,231

	Turnpike/Highway (4.1%)

	Rhode Island State Turnpike & Bridge Authority
500,000	4.125%, 12/01/23 Series 2010 A	NR/A-/A	521,155
1,600,000	4.625%, 12/01/27 Series 2010 A	NR/A-/A	1,689,056
2,000,000	5.125%, 12/01/35 Series 2010 A	NR/A-/A	2,126,900
1,000,000	5.000%, 12/01/35 Series 2010 A	NR/A-/A	1,060,290

	Rhode Island State Turnpike & Bridge Authority, Motor Fuel Tax
1,240,000	4.000%, 10/01/27 Series 2016 A	NR/A+/A	1,325,969
1,500,000	4.000%, 10/01/34 Series 2016 A	NR/A+/A	1,555,590
1,000,000	4.000%, 10/01/36 Series 2016 A	NR/A+/A	1,032,250

	Total Turnpike/Highway		9,311,210

	Water and Sewer (7.1%)

	Narragansett, Rhode Island Bay Commission Wastewater System
3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	3,348,827

	Rhode Island Clean Water Protection Finance Agency
500,000	4.750%, 10/01/20 1999 Series A AMBAC Insured	Aaa/NR/NR	501,310

	Rhode Island Clean Water Finance Agency, Water Pollution Control Bonds
3,000,000	4.375%, 10/01/21 Series 2002 B NPFG Insured	Aaa/AAA/AAA	3,234,450

	Rhode Island Clean Water Protection Finance Agency Safe Drinking Water Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,157,044
1,000,000	3.750%, 10/01/33	NR/AAA/AAA	1,029,740
1,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,024,380

	Rhode Island Infrastructure Bank Water, City of Pawtucket
1,730,000	5.000%, 10/01/28 Series 2015 NPFG Insured	Baa2/A/NR	1,968,186

	Rhode Island Infrastructure Bank Water, Pollution Control
2,575,000	4.000%, 10/01/29 Series A	NR/AAA/AAA	2,781,515
500,000	4.000%, 10/01/32 Series A	NR/AAA/AAA	536,745

	Rhode Island Infrastructure Bank Water, Safe Drinking Water
500,000	3.000%, 10/01/31 Series A	NR/AAA/AAA	490,850

	Total Water and Sewer		16,073,047

	Other Revenue (1.0%)

	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
2,000,000	5.000%, 09/15/31 Series A AGMC Insured	A2/AA/NR	2,295,160

	Total Revenue Bonds		139,953,023

	Pre-Refunded\ Escrowed to Maturity Bonds (9.5%)††

	Pre-Refunded General Obligation Bonds (4.7%)

	Bristol, Rhode Island
2,200,000	4.000%, 02/15/26 AGC Insured	Aa2/AA+/NR	2,234,694
2,000,000	4.375%, 02/15/29 AGC Insured	Aa2/AA+/NR	2,036,140

	Cranston, Rhode Island
2,455,000	4.625%, 07/01/25 AGMC Insured	A1/AA/NR	2,455,000
990,000	4.750%, 07/01/28 AGMC Insured	A1/AA/NR	990,000

	West Warwick, Rhode Island
1,900,000	4.625%, 04/01/26 AGC Insured	A3/AA/NR	1,943,757
1,000,000	4.750%, 04/01/29 AGC Insured	A3/AA/NR	1,023,950

	Total Pre-Refunded General Obligation Bonds		10,683,541

	Pre-Refunded\ Escrowed to Maturity Revenue Bonds (4.8%)

	Development (0.7%)

	Rhode Island Convention Center Authority Refunding
1,500,000	5.500%, 05/15/27 Series A AGC Insured	A1/AA/AA-	1,551,840

	Higher Education (1.5%)

	Rhode Island Health and Educational Building Corp., Higher Education Facility, New England Institute of Technology
1,250,000	4.750%, 03/01/30 Series 2010 A	NR/A-/A+	1,310,475

	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
2,000,000	5.000%, 09/15/30 Series 2010 B AGMC Insured	A1/AA/NR	2,140,080

	Total Higher Education		3,450,555

	Hospital (0.5%)

	Rhode Island Health & Education Building Corp., Hospital Financing (Care New England)
500,000	5.000%, 09/01/20 Series 2013 A ETM	NR/BB-/NR	533,865
500,000	5.000%, 09/01/22 Series 2013 A ETM	NR/BB-/NR	558,955

	Total Hospital		1,092,820

	Public School (1.2%)

	Rhode Island Certificates of Participation (School for the Deaf Project)
1,000,000	5.500%, 04/01/27 Series C 2009 AGC Insured	Aa3/AA/AA-	1,029,860
500,000	5.625%, 04/01/29 Series C 2009 AGC Insured	Aa3/AA/AA-	515,390

	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,000,000	5.000%, 05/15/26 Series 2011 B	Aa3/NR/NR	1,089,000

	Total Public School		2,634,250

	Transportation (0.7%)

	Rhode Island Economic Development Corp. (Rhode Island Department of Transportation)
1,500,000	5.250%, 06/15/21 AGC Insured	A2/AA/NR	1,552,710

	Other Revenue (0.2%)

	State of Rhode Island Depositors Economic Protection Corp.
250,000	5.750%, 08/01/21 Series A AGMC Insured ETM	NR/NR/NR*	278,480
215,000	6.375%, 08/01/22 Series A NPFG Insured ETM	NR/NR/NR*	251,378

	Total Other Revenue		529,858

	Total Pre-Refunded\ Escrowed to Maturity Revenue Bonds		10,812,033

	Total Pre-Refunded\ Escrowed to Maturity Bonds		21,495,574

	Total Municipal Bonds (cost $220,292,082)		222,974,680

Shares	Short-Term Investment (0.7%)

1,628,388	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 1.76%** (cost $1,628,388)	Aaa-mf/AAAm/NR	1,628,388

	Total Investments (cost $221,920,470-note b)	99.4%	224,603,068
	Other assets less liabilities	0.6	1,469,464
	Net Assets	100.0%	$226,072,532

Percent of
Portfolio Distribution By Quality Rating	Investments †
Aaa of Moody's or AAA of S&P or Fitch	10.0%
Pre-refunded bonds\ ETM bonds††	9.6
Aa of Moody's or AA of S&P or Fitch	61.6
A of Moody's or S&P or Fitch	13.0
Baa of Moody's or BBB of S&P or Fitch	5.5
BB of S&P or Fitch	0.3
100.0%

PORTFOLIO ABBREVIATIONS:

AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
BAMI - Build America Mutual Insurance
ETM - Escrowed to Maturity
MAC - Municipal Assurance Corp.
NPFG - National Public Finance Guarantee
NR - Not Rated

* Any security not rated ("NR") by any of the Nationally Recognized Statistical Rating Organizations ("NRSRO") has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

** The rate is an annualized seven-day yield at period end.

† Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

†† Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond's originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2018
(unaudited)

(a) Securities valuation policies and other investment related disclosures are hereby incorporated by reference in the annual and semi-annual reports previously filed with the Securities and Exchange Commission on Form N-CSR.

(b) At June 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $221,920,470 amounted to $2,682,598, which consisted of aggregate gross unrealized appreciation of $4,105,978 and aggregate gross unrealized depreciation of $1,423,380.

(c) Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in inactive markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of June 30, 2018:

Valuation Inputs+	Investments in Securities
Level 1 – Quoted Prices- Short-Term Investment	$1,628,388
Level 2 – Other Significant Observable Inputs-Municipal Bonds	222,974,680
Level 3 – Significant Unobservable Inputs	—
Total	$224,603,068
+See schedule of investments for a detailed listing of securities.

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS
June 30, 2018
(unaudited)

Principal Amount	General Obligation Bonds (30.9%)	Ratings Moody's, S&P and Fitch	Value	(a)

	City & County (0.4%)

	Englewood, Colorado
$1,000,000	5.000%, 12/01/30	NR/AA+/NR	$1,184,520

	Metropolitan District (2.9%)

	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series A-1
2,600,000	5.000%, 12/01/25	NR/NR/AA-	2,895,126

	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series B-1
1,000,000	5.000%, 12/01/25	Aa3/NR/NR	1,167,410

	Meridian Metropolitan District, Colorado Refunding Series A
1,645,000	4.500%, 12/01/23	NR/A-/A	1,761,927

	Poudre Tech Metropolitan District, Colorado Unlimited Property Tax Supported Revenue Refunding & Improvement, Series B
1,990,000	5.000%, 12/01/28 AGMC Insured	NR/AA/NR	2,089,918

	Total Metropolitan District		7,914,381

	School Districts (27.1%)

	Adams 12 Five Star Schools, Colorado
3,000,000	5.000%, 12/15/25	Aa2/AA/NR	3,498,570
1,000,000	5.000%, 12/15/25	Aa2/AA/NR	1,178,630
1,435,000	5.000%, 12/15/29	Aa2/AA/NR	1,685,221

	Adams County, Colorado School District #50
1,000,000	4.000%, 12/01/23	Aa2/AA/NR	1,082,710
3,000,000	4.000%, 12/01/24	Aa2/AA/NR	3,238,890

	Adams & Arapahoe Counties, Colorado Joint School District #28J
1,000,000	5.000%, 12/01/30	Aa2/NR/AA	1,175,290

	Adams & Weld Counties, Colorado School District #27J
1,030,000	5.000%, 12/01/22	Aa2/AA/NR	1,160,759
2,000,000	5.000%, 12/01/24	Aa2/AA/NR	2,243,100
1,000,000	5.000%, 12/01/25	Aa2/AA/NR	1,165,250
1,060,000	5.000%, 12/01/28	Aa2/AA/NR	1,245,288
3,895,000	5.000%, 12/01/29	Aa2/AA/NR	4,561,435
1,150,000	5.000%, 12/01/29	Aa2/AA/NR	1,365,338

	Arapahoe County, Colorado School District #001 Englewood
1,465,000	5.000%, 12/01/27	Aa2/NR/NR	1,712,424

	Arapahoe County, Colorado School District #006 Littleton
1,000,000	5.000%, 12/01/27	Aa1/NR/NR	1,173,720

	Boulder, Larimer & Weld Counties, Colorado
2,000,000	5.000%, 12/15/27	Aa2/AA/NR	2,342,360

	Boulder, Larimer & Weld Counties, Colorado Series A
2,000,000	5.000%, 12/15/24	Aa2/AA/NR	2,327,160

	Boulder, Larimer & Weld Counties, Colorado Series C
2,000,000	5.000%, 12/15/28	Aa2/AA/NR	2,367,000

	Boulder, Larimer & Weld Counties, Colorado, St. Vrain Valley School District RE-1J Series C
1,000,000	5.000%, 12/15/29	Aa2/AA/NR	1,174,370

	Denver, Colorado City & County School District No. 1
3,000,000	4.000%, 12/01/26	Aa2/AA+/AA+	3,189,690
2,000,000	4.000%, 12/01/27	Aa2/AA+/AA+	2,186,200
2,000,000	5.000%, 12/01/29	Aa2/AA+/AA+	2,363,820

	Denver, Colorado City & County School District No. 1 Series B
2,000,000	5.000%, 12/01/25	Aa2/AA+/AA+	2,320,140
4,000,000	5.000%, 12/01/27	Aa2/AA+/AA+	4,614,520

	Eagle County School District, Colorado, Eagle, Garfield & Routt School District #50J
1,170,000	5.000%, 12/01/25	Aa2/AA/NR	1,339,451
1,000,000	5.000%, 12/01/29	Aa2/AA/NR	1,169,540

	El Paso County, Colorado School District #20 Refunding
1,945,000	4.375%, 12/15/23	Aa2/NR/NR	2,101,611
1,000,000	5.000%, 12/15/29	Aa2/NR/NR	1,178,510

	Garfield, Pitkin, & Eagle Counties, Colorado School District #RE-1 Roaring Fork
1,600,000	5.000%, 12/15/27	Aa2/NR/NR	1,875,088

	Jefferson County, Colorado School District #R-1 Refunding
2,225,000	5.000%, 12/15/30	Aa2/AA/NR	2,649,285

	La Plata County, Colorado School District #9-R Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,246,270

	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/27	Aa2/NR/NR	1,169,700

	Larimer, Weld & Boulder Counties, Colorado School District No. R-2J, Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,634,985

	Mesa County, Colorado Valley School District No. 051, Grand Junction Refunding
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,441,090

	San Miguel County, Colorado School District R-1 Telluride
1,055,000	5.000%, 12/01/25	Aa2/AA/NR	1,223,874

	Summit County, Colorado School District No. RE 1 Refunding
2,000,000	4.000%, 12/01/24	Aa1/NR/NR	2,141,480
2,000,000	5.000%, 12/01/28	Aa1/NR/NR	2,355,540

	Total School Districts		74,898,309

	Water & Sewer (0.5%)

	Central Colorado Water Conservancy District, Adams Morgan & Weld Counties
1,185,000	5.000%, 12/01/24	NR/A/NR	1,334,677

	Total General Obligation Bonds		85,331,887

	Revenue Bonds (46.3%)

	Airport (3.3%)

	Denver, Colorado City & County Airport Revenue System, Series A
4,340,000	5.000%, 11/15/24	A1/A+/A+	4,646,708
1,210,000	5.250%, 11/15/28	A1/A+/A+	1,268,600
3,000,000	5.250%, 11/15/29	A1/A+/A+	3,144,450

	Total Airport		9,059,758

	Electric (2.4%)

	Colorado Springs, Colorado Utilities Revenue, Refunding Series A
1,000,000	5.000%, 11/15/27	Aa2/AA/AA	1,168,690
295,000	4.750%, 11/15/27	Aa2/AA/NR	306,650

	Colorado Springs, Colorado Utilities Revenue, Refunding Series A-1
835,000	4.000%, 11/15/26	Aa2/AA/AA	873,594
840,000	4.000%, 11/15/27	Aa2/AA/AA	871,508

	Colorado Springs, Colorado Utilities Revenue Refunding Series B
420,000	5.250%, 11/15/23	Aa2/AA/NR	425,947
2,600,000	5.000%, 11/15/23	Aa2/AA/AA	2,924,532

	Total Electric		6,570,921

	Higher Education (14.7%)

	Colorado Educational & Cultural Facility Authority, Student Housing - Campus Village Apartments Refunding
2,935,000	5.375%, 06/01/28	NR/A/NR	2,943,805

	Colorado Educational & Cultural Facility Authority, University Corp. Atmosphere Project, Refunding
935,000	5.000%, 09/01/22	A2/A+/NR	999,356

	Colorado Educational & Cultural Facility Authority, University of Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	905,037
7,000,000	5.250%, 03/01/25 NPFG Insured	A1/A+/NR	8,048,180

	Colorado Educational & Cultural Facility Authority Refunding, University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/A+/NR	1,179,920

	Colorado School of Mines Institutional Enterprise, Series B
1,845,000	5.000%, 12/01/29	A1/A+/NR	2,173,705

	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, Araphoe Community College, Series 2017A
1,000,000	5.000%, 11/01/30	Aa3/NR/NR	1,170,510

	Colorado State Board of Governors University Enterprise System, Series C
2,905,000	5.000%, 03/01/26	Aa2/AA/NR	3,367,302
1,250,000	5.000%, 03/01/28	Aa2/AA/NR	1,494,238
2,100,000	5.000%, 03/01/29	Aa2/AA/NR	2,491,482

	University of Colorado Enterprise System, Series A
2,620,000	5.000%, 06/01/29	Aa1/NR/AA+	3,049,575
1,165,000	5.000%, 06/01/26 NPFG Insured	Aa1/NR/AA+	1,382,051

	University of Colorado Enterprise System, Series A-1
2,000,000	5.000%, 06/01/28	Aa1/NR/AA+	2,436,480

	University of Colorado Enterprise System, Refunding, Series B
1,680,000	4.000%, 06/01/23	Aa1/NR/AA+	1,749,434

	University of Northern Colorado Greeley Institutional Enterprise Refunding, SHEIP, Series A
1,000,000	5.000%, 06/01/25	Aa2/AA/NR	1,143,060
2,810,000	5.000%, 06/01/26	Aa2/AA/NR	3,037,245
2,940,000	5.000%, 06/01/28	Aa2/AA/NR	3,176,905

	Total Higher Education		40,748,285

	Hospital (1.5%)

	Colorado Health Facility Authority, Catholic Health Initiatives, Series D
1,000,000	6.000%, 10/01/23	Baa1/BBB+/BBB+	1,009,660

	Colorado Health Facility Authority, Sisters Leavenworth, Refunding
3,000,000	5.250%, 01/01/25	Aa3/AA-/AA-	3,150,120

	Total Hospital		4,159,780

	Housing (0.0%)

	Colorado Housing and Finance Authority, Multi-Family Project C1-II Series A-2

115,000	5.400%, 10/01/29	Aa2/AA+/NR	115,687

	Lease (9.9%)

	Arvada, Colorado COP
1,190,000	4.000%, 12/01/29	NR/AA+/NR	1,279,690

	Aurora, Colorado COP, Refunding Series A
1,500,000	5.000%, 12/01/26	Aa2/AA/NR	1,568,925

	Brighton, Colorado COP Refunding Series A
1,865,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA/NR	1,990,570

	Colorado State BEST COP Series H
3,490,000	4.000%, 03/15/26	Aa2/AA-/NR	3,673,818

	Colorado State BEST COP Series K
2,500,000	5.000%, 03/15/30	Aa2/AA-/NR	2,924,075
2,500,000	5.000%, 03/15/31	Aa2/AA-/NR	2,917,775

	Colorado State Higher Education Capital Construction Lease
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	1,984,973

	Denver, Colorado City & County COP (Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,247,222

	Douglas County, Colorado COP (Libraries)
1,570,000	5.000%, 12/01/27	Aa2/NR/NR	1,806,159

	Foothills Park and Recreation District, Colorado COP Refunding & Improvement
1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	1,595,873

	Jefferson County, Colorado School District No. R-1 COP
1,000,000	5.000%, 12/15/27	Aa3/AA-/NR	1,146,270

	Rangeview Library District Project, Colorado COP
2,515,000	5.000%, 12/15/27 AGMC Insured	Aa2/AA/NR	2,921,374

	Thompson School District No R2-J (Larimer, Weld And Boulder Counties, Colorado COP, Series 2014
750,000	4.500%, 12/01/26	Aa3/NR/NR	831,300

	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A2/AA/NR	1,560,127

	Total Lease		27,448,151

	Sales Tax (5.3%)

	Boulder, Colorado General Fund Capital Improvement Projects
2,235,000	4.000%, 10/01/25	Aa1/AAA/NR	2,388,679

	Boulder, Colorado Open Space Capital Improvement Trust Fund
2,530,000	5.000%, 12/15/27	NR/AA+/NR	2,959,341

	Broomfield, Colorado Sales & Use Tax
1,000,000	5.000%, 12/01/30	Aa3/NR/NR	1,181,790

	Castle Rock, Colorado Sales & Use Tax
1,015,000	4.000%, 06/01/25	Aa3/AA/NR	1,093,703

	Commerce City, Colorado Sales & Use Tax
500,000	5.000%, 08/01/28 AGMC Insured	A2/AA/NR	580,590
500,000	5.000%, 08/01/29 AGMC Insured	A2/AA/NR	576,285
1,000,000	5.000%, 08/01/26 BAMAC Insured	A1/AA/NR	1,152,130

	Grand Junction, Colorado General Fund
1,900,000	5.000%, 03/01/23	NR/AA/NR	2,077,992

	Pueblo, Colorado Urban Renewal Authority, Refunding & Improvement, Series B
1,250,000	5.250%, 12/01/28	A2/A/NR	1,370,713

	Westminster, Colorado Economic Development Authority, Mandalay Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/A+/NR	1,161,624

	Total Sales Tax		14,542,847

	Transportation (0.8%)

	Regional Transportation District, Colorado COP, Series A
2,000,000	5.000%, 06/01/26	Aa3/A/AA-	2,305,900

	Water & Sewer (8.3%)

	Arapahoe, Colorado Water & Wastewater Public Improvement District
1,320,000	5.000%, 12/01/24	NR/AA-/NR	1,530,434
1,020,000	5.000%, 12/01/25	NR/AA-/NR	1,170,817

	Broomfield, Colorado Sewer and Waste Water
1,975,000	4.000%, 12/01/21 AGMC Insured	A2/NR/NR	2,099,879
1,550,000	5.000%, 12/01/24 AGMC Insured	A2/AA/NR	1,723,879

	Broomfield, Colorado Water Activity Enterprise
3,385,000	5.000%, 12/01/21	A1/NR/NR	3,715,816

	Colorado Water Resource & Power Development Authority
925,000	5.000%, 09/01/25	Aaa/AAA/AAA	1,090,335

	Denver, Colorado City and County Board Water Commissioners Master Resolution, Refunding, Series B
1,000,000	4.000%, 12/15/22	Aaa/AAA/AAA	1,071,530

	Denver, Colorado City and County Board Water Commissioners, Series B
850,000	5.000%, 09/15/29	Aaa/AAA/AAA	1,019,788

	Greeley, Colorado Water Revenue
1,705,000	5.000%, 08/01/28	Aa2/AA+/NR	2,006,819

	North Weld County, Colorado Water District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,583,958

	Parker, Colorado Water & Sanitation District Water & Sewer Enterprise Refunding
1,000,000	5.000%, 11/01/22 AGMC Insured	A2/AA+/NR	1,099,900

	Thornton, Colorado Water Enterprise Revenue, Series 2013
1,970,000	4.000%, 12/01/24	Aa2/AA/NR	2,154,156

	Woodmoor, Colorado Water & Sanitation District #1 Enterprise
2,570,000	4.500%, 12/01/26	NR/AA-/NR	2,746,585

	Total Water & Sewer		23,013,896

	Total Revenue Bonds		127,965,225

	Pre-Refunded Bonds\ Escrowed to Maturity (22.0%)††

	Pre-Refunded General Obligation Bonds (4.1%)

	Metropolitan District (0.8%)

	Park Creek Metropolitan District, Colorado Revenue Refunding & Improvement - Senior Property Tax Support
2,000,000	5.500%, 12/01/21 AGC Insured	NR/AA/NR	2,107,500

	School Districts (3.3%)

	Arapahoe County, Colorado School District #001 Englewood
3,235,000	5.000%, 12/01/27	Aa2/NR/NR	3,570,308

	Boulder, Larimer & Weld Counties, Colorado
1,500,000	5.000%, 12/15/28	Aa2/AA/NR	1,523,790

	Denver, Colorado City & County School District No. 1

3,000,000	5.250%, 12/01/27	Aa2/AA+/NR	3,099,720

	Gunnison Watershed, Colorado School District
1,025,000	5.250%, 12/01/26	Aa2/AA/NR	1,040,888

	Total School Districts		9,234,706

	Total Pre-Refunded General Obligation Bonds		11,342,206

	Pre-Refunded\ Escrowed to Maturity Revenue Bonds (17.9%)

	Electric (1.5%)

	Colorado Springs, Colorado Utilities Revenue, Refunding Series A
1,705,000	4.750%, 11/15/27	NR/NR/NR*	1,775,860

	Colorado Springs, Colorado Utilities Revenue, Refunding Series A-1
165,000	4.000%, 11/15/26	NR/NR/NR*	173,293
160,000	4.000%, 11/15/27	NR/NR/NR*	168,042

	Colorado Springs, Colorado Utilities Revenue Refunding Series B
865,000	5.250%, 11/15/23	NR/NR/NR*	876,928

	Colorado Springs, Colorado Utilities Revenue, Series C-2
1,060,000	5.000%, 11/15/23	Aa2/AA/AA	1,194,673

	Total Electric		4,188,796

	Higher Education (5.6%)

	Adams State College, Colorado Auxiliary Facilities Improvement Series A
1,000,000	5.200%, 05/15/27	Aa2/AA/NR	1,031,550

	Colorado Educational & Cultural Facility Authority, University Corp. Atmosphere Project, Refunding
765,000	5.000%, 09/01/22	NR/NR/NR*	816,813
1,635,000	5.000%, 09/01/28	A2/A+/NR	1,745,739

	Colorado School of Mines Enterprise Refunding & Improvement
1,455,000	5.000%, 12/01/24	Aa2/AA/NR	1,476,068

	Colorado State Board of Governors University Enterprise System, Series A
2,300,000	5.000%, 03/01/25	Aa2/AA/NR	2,551,827

	University of Colorado Enterprise System
1,270,000	5.000%, 06/01/25	Aa1/NR/AA+	1,466,837
2,000,000		Aa1/NR/AA+	2,061,980

	University of Colorado Enterprise System, Series A
2,000,000	4.750%, 06/01/27	Aa1/NR/AA+	2,165,980

	Western State College, Colorado Institutional Enterprise, Series A
1,160,000	5.000%, 05/15/24 SHEIP Insured	Aa2/AA/NR	1,230,018

	Western State College, Colorado
1,020,000	5.000%, 05/15/27 SHEIP Insured	Aa2/AA/NR	1,050,427

	Total Higher Education		15,597,239

	Hospital (0.7%)

	Colorado Health Facility Authority Hospital Revenue, NCMC, Inc. Project, Series A
2,000,000	5.250%, 05/15/26 AGMC Insured	NR/AA/NR	2,063,940

	Lease (7.4%)

	Adams 12 Five Star Schools, Colorado COP
500,000	5.000%, 12/01/25	Aa3/A/NR	507,345

	Adams County, Colorado Corrections Facility COP, Series B
1,600,000	5.000%, 12/01/26	Aa2/AA/NR	1,623,168
1,200,000	5.125%, 12/01/27	Aa2/AA/NR	1,217,988

	Broomfield, Colorado COP
2,000,000	4.500%, 12/01/28	Aa3/NR/NR	2,130,740

	Colorado State BEST COP Series G
3,000,000	4.250%, 03/15/23	Aa2/AA-/NR	3,193,620

	Colorado State Higher Education Capital Construction Lease
2,000,000	5.250%, 11/01/23	Aa2/AA-/NR	2,025,300

	Douglas County, Colorado School District No. RE-1 Douglas & Elbert Counties COP
3,075,000	5.000%, 01/15/29	Aa2/NR/NR	3,132,595

	Garfield County, Colorado COP Public Library District
1,000,000	5.375%, 12/01/27	NR/A/NR	1,052,020

	Pueblo, Colorado COP (Police Complex Project)
2,170,000	5.500%, 08/15/22 AGC Insured	Aa3/AA/NR	2,180,503

	Rangeview Library District Project, Colorado COP
2,210,000	5.000%, 12/15/26 AGC Insured	Aa2/AA/NR	2,245,537
1,000,000	5.000%, 12/15/28 AGC Insured	Aa2/AA/NR	1,016,080

	Total Lease		20,324,896

	Sales Tax (1.5%)

	Denver, Colorado City & County Excise Tax Refunding Series A
4,000,000	5.250%, 09/01/19 AGMC Insured ETM	NR/AA/NR	4,170,520

	Miscellaneous Revenue (1.1%)

	Colorado Educational & Cultural Facility Authority, Independent School Revenue Refunding, Kent Denver School Project
1,000,000	5.000%, 10/01/30	NR/A/NR	1,041,200

	Colorado Educational & Cultural Facility Authority, Independent School Revenue Refunding, Vail Mountain School Project
1,820,000	6.000%, 05/01/30	NR/BBB-/NR	1,958,484

	Total Miscellaneous Revenue		2,999,684

	Total Pre-Refunded\ Escrowed to Maturity Revenue Bonds		49,345,075

	Total Pre-Refunded\ Escrowed to Maturity Bonds		60,687,281

	Total Investments (cost $269,614,914-note b)	99.1%	273,984,393
	Other assets less liabilities	0.9	2,419,594
	Net Assets	100.0%	$276,403,987

Percent of
Portfolio Distribution By Quality Rating	Investments †
Aaa of Moody's or AAA of S&P or Fitch	2.0%
Prerefunded bonds\ ETM bonds ††	22.2
Aa of Moody's or AA of S&P or Fitch	62.0
A of Moody's or S&P or Fitch	13.4
Baa of Moody's or BBB of S&P or Fitch	0.4
100.0%

PORTFOLIO ABBREVIATIONS:

AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
BAMAC -Build America Mutual Assurance Company
BEST - Building Excellent Schools Today
COP - Certificates of Participation
ETM - Escrowed to Maturity
NCMC - Northern Colorado Medical Center
NPFG - National Public Finance Guarantee
NR - Not Rated
SHEIP - State Higher Education Intercept Program

* Any security not rated ("NR") by any of the Nationally Recognized Statistical Rating Organizations ("NRSRO") has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

† Where applicable, calculated using the highest rating of the three NRSRO.

†† Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond's originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS
June 30, 2018
(unaudited)

(a) Securities valuation policies and other investment related disclosures are hereby incorporated by reference in the annual and semi-annual reports previously filed with the Securities and Exchange Commission on Form N-CSR.

(b) At June 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $269,592,745 amounted to $4,391,648, which consisted of aggregate gross unrealized appreciation of $5,785,260 and aggregate gross unrealized depreciation of $1,393,612.

(c) Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in inactive markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of June 30, 2018:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs- Municipal Bonds+	273,984,393
Level 3 – Significant Unobservable Inputs	—
Total	$273,984,393
+See schedule of investments for a detailed listing of securities.

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS
June 30, 2018
(unaudited)

Amount	General Obligation Bonds (16.6%)	Ratings Moody's, S&P and Fitch	Value	(a)

	City and County (5.8%)

	Carson City, Nevada
$1,000,000	5.000%, 05/01/28	A1/AA-/NR	$1,143,840

	Clark County, Nevada, Refunding
2,280,000	5.000%, 12/01/29 Series A	Aa1/AA+/NR	2,384,424
1,000,000	5.000%, 07/01/23 Series B	Aa1/AA+/NR	1,048,190

	Henderson, Nevada Refunding Various Purpose
1,000,000	5.000%, 06/01/33 Series B	Aa2/AA+/NR	1,114,840
750,000	5.000%, 06/01/30 Series 2014	Aa2/AA+/NR	851,100
750,000	5.000%, 06/01/35 Series 2014	Aa2/AA+/NR	843,210

	Houston, Texas Public Improvement
105,000	5.000%, 03/01/29 Unrefunded Balance	Aa3/AA/NR	107,231

	Las Vegas, Nevada Limited Tax
1,000,000	5.000%, 06/01/27	Aa2/AA/NR	1,190,660

	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	A1/A+/NR	1,127,690

	Port Houston Authority, Texas Harris County
1,000,000	5.000%, 10/01/29 AMT Series A†††	Aaa/AAA/NR	1,182,340

	Port of Olympia, Washington Limited Tax
1,385,000	5.000%, 12/01/31 AMT Series B	Aa2/NR/NR	1,587,376

	Provo City, Utah
760,000	4.000%, 01/01/22	Aa1/AA+/NR	813,717
1,825,000	4.000%, 01/01/23	Aa1/AA+/NR	1,981,968

	Reedy Creek, Florida Improvement District
1,000,000	5.250%, 06/01/29 Series A	Aa3/AA-/AA-	1,142,230

	Reno, Nevada Capital Improvement Refunding
1,000,000	5.000%, 06/01/28	A1/A+/NR	1,114,350

	Salt Lake City, Utah
1,000,000	5.000%, 06/15/22	Aaa/NR/AAA	1,118,230

	Salt Lake County, Utah
1,875,000	5.000%, 12/15/23 Series B	Aaa/AAA/AAA	2,156,738

	Washoe County, Nevada Refunding Reno Sparks Convention
2,000,000	5.000%, 07/01/28	Aa2/AA/NR	2,174,160

	Total City and County		23,082,294

	Hospital (0.3%)

	King County, Washington Public Hospital District No. 002, Refunding, Evergreen Healthcare
1,000,000	5.250%, 12/01/28	Aa3/A+/NR	1,075,620

	Local Public Property (0.3%)

	Houston, Texas Public Improvement
1,000,000	5.000%, 03/01/35 Series A	Aa3/AA/NR	1,138,140

	Public Schools (7.0%)

	Clark County, Nevada School District Limited Tax
2,000,000	4.000%, 06/15/30 Series D	A1/A+/NR	2,105,280

	Davis County, Utah School District (School Board Guaranty Program)
4,395,000	4.000%, 06/01/25 Series B	Aaa/NR/NR	4,835,159

	Eagle Pass, Texas Independent School District
2,580,000	4.000%, 08/15/35 PSF Guaranteed	NR/AAA/AAA	2,716,998

	Florida State Board of Education Capital Outlay
4,130,000	5.000%, 06/01/19 Series A	Aaa/AAA/AAA	4,260,260

	Granite School District, Utah, Salt Lake County (School Board Guaranty Program)
1,000,000	5.000%, 06/01/26 Series B	Aaa/NR/AAA	1,188,680

	Lewis County, Washington School District No. 302 Chehalis (School Board Guaranty Program)
1,000,000	5.000%, 12/01/34	Aa1/NR/NR	1,143,420

	Lewis & Thurston Counties, Washington School District No. 401 Centalia (School Board Guaranty Program)
1,230,000	5.000%, 12/01/35	Aa1/NR/NR	1,416,579

	Nebo School District, Utah County, Utah (School Board Guaranty Program)
2,000,000	5.000%, 07/01/25 Series C	Aaa/NR/AAA	2,348,460

	Washington County, Utah School District (School Board Guaranty Program)
2,880,000	5.000%, 03/01/30 Series B	Aaa/NR/AAA	3,390,854
3,020,000	5.000%, 03/01/31 Series B	Aaa/NR/AAA	3,548,047

	Wylie, Texas Independent School District Capital Appreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	598,930

	Total Public Schools		27,552,667

	State (2.1%)

	Texas State Transportation Commission Highway Improvement
1,000,000	5.000%, 04/01/29	Aaa/AAA/AAA	1,134,110

	Texas State Transportation Commission Mobility Fund
1,000,000	5.000%, 10/01/31 Series 2015A	Aaa/AAA/AAA	1,154,650

	Texas State Water Financial Assistance
1,000,000	5.000%, 08/01/30 Series E	Aaa/AAA/AAA	1,153,520

	Utah State
1,000,000	5.000%, 07/01/27	Aaa/AAA/AAA	1,210,110
1,000,000	5.000%, 07/01/28	Aaa/AAA/AAA	1,204,730
1,000,000	5.000%, 07/01/29	Aaa/AAA/AAA	1,199,370
1,000,000	4.000%, 07/01/30	Aaa/AAA/AAA	1,090,160

	Total State		8,146,650

	Water and Sewer (1.2%)

	Central Utah Water Conservancy District Refunding
1,300,000	5.000%, 04/01/29 Series A	NR/AA+/AA+	1,404,689
765,000	5.000%, 04/01/28 Series B	NR/AA+/AA+	827,034

	Las Vegas Valley, Nevada Water District Refunding
1,200,000	5.000%, 06/01/30 Series C	Aa1/AA+/NR	1,297,404

	Magna Water District, Utah
540,000	4.000%, 06/01/21	NR/AA/NR	573,064
490,000	4.000%, 06/01/22	NR/AA/NR	528,029

	Total Water and Sewer		4,630,220

	Total General Obligation Bonds		65,625,591

	Revenue Bonds (67.6%)

	Airport (3.9%)

	Broward County, Florida Airport System Refunding
1,000,000	5.375%, 10/01/29 Series O	A1/A+/A+	1,044,780

	Clark County, Nevada Passenger Facilities Charge Las Vegas-McCarran International Airport
1,500,000	5.000%, 07/01/30	Aa3/A+/NR	1,569,555

	Dallas/Fort Worth, Texas International Airport
1,600,000	5.000%, 11/01/30 Series B	A1/A+/A+	1,704,832

	Miami-Dade County, Florida Aviation Miami International Airport
1,675,000	5.000%, 10/01/22 Series A-1	A2/A/A	1,784,327

	Salt Lake City, Utah Airport Revenue, Salt Lake City International Airport
2,750,000	5.000%, 07/01/27 AMT Series A	A2/A+/NR	3,218,573
2,100,000	5.000%, 07/01/30 AMT Series A	A2/A+/NR	2,418,213
1,240,000	5.000%, 07/01/30 Series B	A2/A+/NR	1,457,744
500,000	5.000%, 07/01/31 Series B	A2/A+/NR	586,495
1,525,000	5.000%, 07/01/37 Series B	A2/A+/NR	1,757,380

	Total Airport		15,541,899

	Charter Schools (9.2%)

	Utah State Charter School Finance Authority George Washington Academy
1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	1,631,535

	Utah State Charter School Finance Authority Good Foundations Academy
740,000	4.750%, 11/15/24 Series A 144A	NR/NR/NR*	740,059
1,655,000	5.550%, 11/15/34 Series A 144A	NR/NR/NR*	1,655,083
3,280,000	5.850%, 11/15/44 Series A 144A	NR/NR/NR*	3,280,033

	Utah State Charter School Finance Authority Hawthorn Academy Project
2,165,000	5.000%, 10/15/29 Series 2014	NR/AA/NR	2,398,106

	Utah State Charter School Finance Authority Lakeview Academy
1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	1,439,321

	Utah State Charter School Finance Authority Legacy Preparatory Academy
405,000	4.000%, 04/15/22	NR/AA/NR	427,988
440,000	4.000%, 04/15/24	NR/AA/NR	468,481
2,530,000	5.000%, 04/15/29	NR/AA/NR	2,797,851

	Utah State Charter School Finance Authority Monticello Academy (School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,078,950

	Utah State Charter School Finance Authority Ogden Preparatory Academy (School Board Guaranty Program)
475,000	4.000%, 10/15/22	NR/AA/NR	504,550
505,000	4.000%, 10/15/23	NR/AA/NR	534,729
525,000	4.000%, 10/15/24	NR/AA/NR	552,631

	Utah State Charter School Finance Authority Providence Hall Elementary School (School Board Guaranty Program)
1,000,000	5.250%, 10/15/28 Series 2013A	NR/AA/NR	1,112,750
1,000,000	5.000%, 10/15/33 Series 2013A	NR/AA/NR	1,088,330

	Utah State Charter School Finance Authority Quest Academy
500,000	5.000%, 04/15/37	NR/AA/NR	554,640

	Utah State Charter School Finance Authority Utah Charter Academies
500,000	5.000%, 10/15/25 Series 2018	NR/AA/NR	570,235
500,000	5.000%, 10/15/27 Series 2018	NR/AA/NR	580,480
475,000	5.000%, 10/15/28 Series 2018	NR/AA/NR	548,958

	Utah State Charter School Finance Authority Venture Academy
240,000	0.500%, 10/15/19	NR/AA/NR	235,730
675,000	4.000%, 10/15/24	NR/AA/NR	719,712
855,000	5.000%, 10/15/29	NR/AA/NR	936,832
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,199,156
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,184,943

	Utah State Charter School Finance Authority Voyage Academy
1,350,000	5.000%, 03/15/27 144A	NR/NR/NR*	1,360,395
2,440,000	5.500%, 03/15/37 144A	NR/NR/NR*	2,451,175
4,785,000	5.600%, 03/15/47 144A	NR/NR/NR*	4,792,991

	Utah State Charter School Finance Authority Wasatch Peak Academy Project (School Board Guaranty Program)
740,000	5.000%, 10/15/29	NR/AA/NR	810,640
700,000	5.000%, 10/15/36	NR/AA/NR	753,830

	Total Charter Schools		36,410,114

	Electric (7.6%)

	Consolidated Wyoming Municipalities Electric Facilities Improvement Lease, Gillette
1,000,000	5.000%, 06/01/31	A1/A+/NR	1,111,000

	Jacksonville Electric Authority, Florida Electric System Revenue
35,000	4.500%, 10/01/32 Series Three 2012A Unrefunded Balance	Aa2/AA-/NR	36,787

	Lehi, Utah Electric Utility Revenue
520,000	5.000%, 06/01/29	NR/A+/NR	606,637
850,000	5.000%, 06/01/31	NR/A+/NR	986,094
1,000,000	5.000%, 06/01/35	NR/A+/NR	1,146,330

	Lower Colorado River Authority, Texas
1,470,000	5.250%, 05/15/29	A2/A/A	1,515,320

	Lower Colorado River Authority, Texas Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,123,900

	San Antonio, Texas Electric & Gas Revenue System
1,250,000	4.000%, 02/01/33	Aa1/AA/AA+	1,324,563

	Southeast Alaska Power Agency Electric Refunding & Improvement
1,170,000	5.250%, 06/01/30	NR/A-/NR	1,331,238

	St. George, Utah Electric Revenue
1,620,000	4.000%, 06/01/32 AGMC Insured	A2/AA/NR	1,714,559

	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
750,000	5.000%, 09/01/24 Series A	NR/A/A	861,968
445,000	5.000%, 09/01/25 Series A	NR/A/A	516,249
375,000	5.000%, 09/01/30 Series 2017B	NR/A/A	435,435

	Utah Associated Municipal Power System Revenue Refunding, Payson Power Project
2,000,000	5.000%, 04/01/24	NR/A-/A	2,183,560
1,000,000	5.000%, 04/01/25	NR/A-/A	1,087,510
6,375,000	5.000%, 04/01/26	NR/A-/A	6,916,174

	Utah Associated Municipal Power System Revenue, Veyo Heat Recovery Project
795,000	5.000%, 03/01/30	NR/A/A	895,432
905,000	5.000%, 03/01/32	NR/A/A	1,013,510
745,000	5.000%, 03/01/34	NR/A/A	830,042

	Utah State Municipal Power Agency Power Supply System Revenue
330,000	5.000%, 07/01/23	NR/A+/A	373,646
3,000,000	5.000%, 07/01/38 Series B	NR/A+/A	3,400,860

	Wyoming Municipal Power Agency Power Supply System Revenue
665,000	5.000%, 01/01/27 Series A BAMI Insured	A2/AA/NR	771,097

	Total Electric		30,181,911

	Higher Education (9.1%)

	Florida Higher Education Facilities Authority Revenue, Refunding, Rollins College Project
1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	1,094,580

	Salt Lake County, Utah Westminster College Project
685,000	5.000%, 10/01/19	NR/BBB/NR	707,968
720,000	5.000%, 10/01/20	NR/BBB/NR	760,320
555,000	5.000%, 10/01/21	NR/BBB/NR	596,525
790,000	5.000%, 10/01/22	NR/BBB/NR	861,708
1,970,000	5.000%, 10/01/25	NR/BBB/NR	2,199,091
955,000	5.000%, 10/01/28	NR/BBB/NR	1,045,152
1,845,000	5.000%, 10/01/29	NR/BBB/NR	2,048,596
1,005,000	5.000%, 10/01/29	NR/BBB/NR	1,097,973
1,055,000	5.000%, 10/01/30	NR/BBB/NR	1,149,285

	South Dakota Board of Regents, Housing & Auxiliary Facilities System
500,000	5.000%, 04/01/28	Aa3/NR/NR	578,865

	Texas A&M University Permanent Fund
1,000,000	5.000%, 07/01/23 Series A	Aaa/AAA/AAA	1,138,350

	University of South Florida Financing Corp., Florida COP Refunding Master Lease Program
1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	1,125,340

	University of Wyoming Facilities
500,000	4.000%, 06/01/31	Aa2/NR/NR	529,545

	Utah State Board of Regents, Dixie State University
1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	2,066,706
660,000	5.000%, 06/01/35 Series B AGMC Insured	NR/AA/NR	756,419
690,000	5.000%, 06/01/36 Series B AGMC Insured	NR/AA/NR	789,063

	Utah State Board of Regents Lease Revenue
410,000	4.500%, 05/01/20 AMBAC Insured	NR/AA/NR	410,906
425,000	4.500%, 05/01/21 AMBAC Insured	NR/AA/NR	425,990
450,000	4.625%, 05/01/22 AMBAC Insured	NR/AA/NR	451,116
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	120,295

	Utah State Board of Regents, Student Building Fee, Salt Lake Community College
1,295,000	5.000%, 03/01/26 Series 2018	NR/AA/NR	1,501,954
1,000,000	5.000%, 03/01/27 Series 2018	NR/AA/NR	1,155,150

	Utah State Board of Regents, Student Facilities System Revenue, Weber State University
750,000	5.000%, 04/01/29 AGMC Insured	NR/AA/NR	896,768
200,000	5.000%, 04/01/30 AGMC Insured	NR/AA/NR	240,658

	Utah State Board of Regents, University of Utah
500,000	5.000%, 08/01/29 Series A	Aa1/AA+/NR	597,805
530,000	5.000%, 08/01/33 Series A	Aa1/AA+/NR	608,785
600,000	5.000%, 08/01/35 Series A	Aa1/AA+/NR	685,032
500,000	4.000%, 08/01/36 Series A	Aa1/AA+/NR	526,765
1,000,000	5.000%, 08/01/35 Series B-1	Aa1/AA+/NR	1,152,570
1,500,000	5.000%, 08/01/36 Series B-1	Aa1/AA+/NR	1,723,035

	Utah State Board of Regents, Utah State University
1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	1,172,637

	Utah State Board of Regents, Utah Valley University Student Center Building Fee And Unified System Revenue
3,005,000	5.000%, 11/01/28 Series 2012A	NR/AA/NR	3,357,036

	Washington State Higher Education Facilities Authority Revenue, Whitman College Project
2,070,000	5.000%, 01/01/32	Aa3/NR/NR	2,332,704

	Total Higher Education		35,904,692

	Hospital (2.0%)

	Brevard County, Florida Health Facilities Authority Health First Inc. Project
750,000	5.000%, 04/01/30	A2/A/NR	826,080

	Harris County, Texas Health Facilities Development Corp., Christus Health
540,000	4.750%, 07/01/30 AGMC Insured	A1/AA/NR	563,387

	Miami-Dade County, Florida Public Facilities, Jackson Health System
1,000,000	5.000%, 06/01/29 Series A	Aa3/A+/AA-	1,125,970

	Riverton, Utah Hospital Revenue, Intermountain Health Care Health Services, Inc.
2,470,000	5.000%, 08/15/36	Aa1/AA+/NR	2,568,133

	Utah County, Utah Hospital Revenue, IHC Health Services, Inc.
1,205,000	5.000%, 05/15/25	Aa1/AA+/NR	1,315,426
880,000	5.000%, 05/15/28	Aa1/AA+/NR	959,086
500,000	5.000%, 05/15/29	Aa1/AA+/NR	544,645

	Total Hospital		7,902,727

	Housing (0.9%)

	Alaska Housing Finance Corp. State Capital Project
230,000	5.000%, 12/01/25 Series A Unrefunded Balance	Aa2/AA+/AA+	252,372

	North Dakota Housing Finance Agency, Home Mortgage Finance Program
400,000	3.000%, 07/01/27 Series A	Aa1/NR/NR	400,312

	Utah Housing Corporation Single Family Mortgage
55,000	4.950%, 01/01/32 Series A Class II	Aa2/AA/AA	54,756
345,000	4.500%, 01/01/24 Series A Class III	Aa3/AA-/AA-	349,540
85,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA/AA	85,620
195,000	4.500%, 07/01/23 Series C	Aa3/AA-/AA-	196,769
1,060,000	4.000%, 01/01/36 Series D FHA Insured	Aa3/AA-/AA-	1,078,900

	Wyoming Community Development Authority Housing Revenue
820,000	2.550%, 12/01/23 Series 1	Aa1/AA+/NR	827,027
400,000	2.450%, 06/01/26 Series 5	Aa1/AA+/NR	385,508

	Total Housing		3,630,804

	Local Public Property (12.7%)

	Brigham, Utah Special Assessment Voluntary Assessment Area
1,140,000	5.250%, 08/01/23	A1/NR/NR	1,181,154
152,000	5.500%, 08/01/29	A1/NR/NR	157,892

	Civicventures, Alaska Revenue Refunding, Anchorage Convention Center
1,000,000	5.000%, 09/01/28	NR/A/AA-	1,127,980
1,000,000	5.000%, 09/01/29	NR/A/AA-	1,123,870
1,000,000	5.000%, 09/01/30	NR/A/AA-	1,121,140

	Clark County, Nevada Improvement District Special Local Improvement #128 (Summerlin)
490,000	5.000%, 02/01/21 Series A	NR/NR/NR*	490,862

	Downtown Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	1,137,650

	Eagle Mountain, Utah Special Assessment Area
345,000	5.250%, 05/01/28 Series 2013	NR/A+/NR	375,746

	Harris County, Texas Sports Refunding Senior Lien
500,000	5.000%, 11/15/30 Series A	A2/A-/NR	560,005

	Houston, Texas Hotel Occupancy Tax and Special Revenue
1,000,000	5.000%, 09/01/31	A2/A-/NR	1,112,890

	Jacksonville, Florida Special Revenue and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	Aa3/AA/AA-	1,153,497

	Mesquite, Nevada New Special Improvement District
185,000	5.350%, 08/01/19	NR/NR/NR*	185,259
80,000	5.400%, 08/01/20	NR/NR/NR*	80,103
290,000	5.500%, 08/01/25	NR/NR/NR*	290,191

	Midvale, Utah Redevelopment Agency Tax Increment & Sales Tax Revenue Refunding
750,000	5.000%, 05/01/28	NR/AA-/NR	875,040
1,000,000	5.000%, 05/01/32	NR/AA-/NR	1,153,220

	Orange County, Florida Tourist Development Tax Revenue Refunding
1,000,000	5.000%, 10/01/30	Aa3/AA-/AA	1,144,720

	Orem, Utah Special Assessment
140,000	7.750%, 11/01/25	NR/NR/NR*	140,269

	Salt Lake City, Utah Local Building Authority Lease Revenue
955,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	1,027,303
600,000	5.000%, 04/15/32 Series A	Aa1/NR/NR	699,078
395,000	4.000%, 04/15/32 Series A	Aa1/NR/NR	421,939
425,000	4.000%, 04/15/34 Series A	Aa1/NR/NR	447,644
1,075,000	5.000%, 04/15/35 Series A	Aa1/NR/NR	1,239,884
460,000	4.000%, 04/15/36 Series A	Aa1/NR/NR	482,572

	Salt Lake City, Utah Mosquito Abatement District Local Building Authority Lease Revenue
730,000	5.000%, 02/15/29	Aa2/NR/NR	860,130
810,000	5.000%, 02/15/31	Aa2/NR/NR	949,628

	South Jordan, Utah Special Assessment (Daybreak Assessment Area No. 1)
1,335,000	4.000%, 11/01/27	NR/AA+/NR	1,436,767
1,690,000	4.000%, 11/01/28	NR/AA+/NR	1,811,089
1,460,000	4.000%, 11/01/30	NR/AA+/NR	1,549,133

	St. Augustine, Florida Capital Improvement Refunding
500,000	5.000%, 10/01/34	Aa3/AA/A+	557,680

	St. Lucie County, Florida School Board COP Master Lease Program
500,000	5.000%, 07/01/30 Series A	A1/A/A+	551,920

	Tooele County, Utah Municipal Building Authority Lease Revenue Cross-Over
850,000	4.000%, 12/15/28	NR/AA-/NR	921,664
885,000	4.000%, 12/15/29	NR/AA-/NR	947,552
920,000	4.000%, 12/15/30	NR/AA-/NR	978,825

	Unified Utah Fire Service Area Local Building Authority Lease Revenue
2,350,000	4.000%, 04/01/32	Aa2/NR/NR	2,492,481
2,450,000	4.000%, 04/01/33	Aa2/NR/NR	2,582,227

	Washington County, Utah Municipal Building Authority Lease Revenue
500,000	5.000%, 10/01/32	Aa3/NR/NR	569,015
500,000	5.000%, 10/01/37	Aa3/NR/NR	562,430

	Weber County, Utah Special Assessment Summit Mountain Area
1,585,000	5.500%, 01/15/28	NR/AA-/NR	1,810,958
4,110,000	5.750%, 01/15/33	NR/AA-/NR	4,717,088

	West Jordan, Utah Municipal Building Authority Lease Revenue
1,000,000	5.000%, 10/01/29	Aa3/NR/NR	1,143,510
1,000,000	5.000%, 10/01/34	Aa3/NR/NR	1,127,940

	West Palm Beach, Florida Community Redevelopment Agency Tax Increment Revenue Refunding
1,500,000	5.250%, 03/01/31	NR/A/AA-	1,726,410

	West Valley City, Utah Municipal Building Authority Lease Revenue Refunding
900,000	4.000%, 02/01/33 AGMC Insured	NR/AA/AA-	941,301
1,000,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	1,144,550
810,000	4.000%, 02/01/38 AGMC Insured	NR/AA/AA-	839,468

	West Valley City, Utah Redevelopment Agency Revenue Refunding
1,885,000	5.000%, 11/01/36	NR/AA-/NR	2,126,846

	Total Local Public Property		50,078,520

	Public Schools (1.1%)

	Apline, Utah Local Building Authority School District Lease Revenue
985,000	4.000%, 03/15/28	Aa2/NR/NR	1,076,467

	Ogden City, Utah Municipal Building Authority School District Lease Revenue
1,315,000	5.000%, 01/15/31	Aa3/NR/NR	1,469,473

	Uintah County, Utah School District Municipal Building Authority Lease Revenue Refunding
1,841,000	2.000%, 08/01/22	NR/NR/NR*	1,830,967

	Total Public Schools		4,376,907

	Sales Tax (6.2%)

	Central Puget Sound, Washington Regional Transit Authority Sales & Use Tax Improvement & Refunding
1,000,000	5.000%, 11/01/31	Aa1/AAA/NR	1,156,270

	Cottonwood Heights, Utah Sales Tax Revenue
2,000,000	5.000%, 07/01/32 Series 2014	NR/AA-/NR	2,244,780

	Herriman City, Utah Sales & Franchise Tax Revenue Refunding
2,040,000	4.000%, 08/01/25 Series B	NR/AA-/NR	2,190,695
2,135,000	4.000%, 08/01/30 Series B	NR/AA-/NR	2,275,803
1,515,000	5.000%, 08/01/33 Series B	NR/AA-/NR	1,714,116

	Miami-Dade County, Florida Transit System Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA	1,124,670

	Reno, Nevada Sales Tax Revenue, First Lien, ReTRAC-Reno Transportation Rail Access Corridor Project
500,000	5.000%, 06/01/26	A3/NR/NR	574,885

	Riverton City, Utah Franchise & Sales Tax Revenue
750,000	4.000%, 06/01/30	NR/AA-/AAA	791,685
1,000,000	5.250%, 12/01/36	NR/AA-/AAA	1,125,340

	Salt Lake County, Utah Sales Tax Revenue
2,000,000	5.000%, 02/01/24 Series A	NR/AAA/AAA	2,204,680
1,655,000	4.000%, 02/01/34 Series B	NR/AAA/AAA	1,763,833

	South Jordan, Utah Redevelopment Agency Subordinated Sales Tax & Tax Increment Revenue
1,000,000	5.000%, 04/01/29	NR/AA-/AAA	1,139,590

	Summit County, Utah Transportation Sales Tax Revenue
1,450,000	4.000%, 12/15/29 Series 2018	NR/AA-/NR	1,570,002

	Utah Transit Authority Sales Tax Revenue Subordinated
1,000,000	4.000%, 12/15/30	A1/A+/AA	1,069,520
1,000,000	5.000%, 12/15/32	A1/A+/AA	1,169,990

	Utah Transit Authority Sales Tax Revenue Subordinated, Capital Appreciation
1,000,000	zero coupon, 12/15/32	A1/A+/AA	596,310

	West Valley City, Utah Sales Tax Revenue Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	1,708,700

	Total Sales Tax		24,420,869

	State Agency (1.6%)

	Utah Infrastructure Agency Telecommunications & Franchise Tax
1,660,000	3.000%, 10/15/20 Series A	NR/NR/BBB-	1,680,484
610,000	5.000%, 10/15/21 Series A†††	NR/NR/BBB-	653,883
640,000	5.000%, 10/15/22 Series A†††	NR/NR/BBB-	693,747

	Utah State Building Ownership Authority Lease Revenue Refunding State Facilities Master Lease Program
1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	1,153,890
905,000	4.000%, 05/15/29	Aa1/AA+/NR	1,000,984
940,000	4.000%, 05/15/30	Aa1/AA+/NR	1,032,346

	Total State Agency		6,215,334

	Transportation (5.5%)

	Clark County, Nevada Highway Improvement Revenue Indexed Fuel Tax & Subordinate Motor Vehicle Fuel Tax
2,000,000	5.000%, 07/01/31	Aa3/AA-/NR	2,280,460
500,000	5.000%, 07/01/36	Aa3/AA-/NR	574,920

	North Texas Tollway Authority, Texas
755,000	6.100%, 01/01/28 Series A	A1/A/NR	770,908

	Salt Lake County, Utah Excise Tax Road Revenue
1,000,000	5.000%, 08/15/29 Series 2017	NR/AAA/AAA	1,191,870
1,000,000	4.000%, 08/15/31 Series 2017	NR/AAA/AAA	1,085,040

	Utah Transit Authority Sales Tax Revenue
1,000,000	5.000%, 06/15/31 Series A	Aa2/AAA/AA	1,153,750

	Utah Transit Authority Sales Tax Revenue Subordinated
5,000,000	5.000%, 06/15/34 Series A	A1/A+/AA	5,639,750
5,000,000	5.000%, 06/15/37 Series A	A1/A+/AA	5,609,700

	Utah Transit Authority Sales Tax & Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AAA/AA	244,043

	Washoe County, Nevada Highway Revenue Fuel Tax
1,000,000	5.500%, 02/01/28	A1/A+/NR	1,021,570
1,000,000	5.000%, 02/01/32	A1/A+/NR	1,017,660
1,000,000	5.000%, 02/01/38	A1/A+/NR	1,017,310

	Total Transportation		21,606,981

	Water and Sewer (7.8%)

	Central Utah Water Conservancy District Refunding, Jordanelle Hydrant
1,125,000	4.500%, 10/01/27 Series A	NR/AA/AA+	1,203,368

	Davie, Florida Water & Sewer Revenue
1,000,000	5.000%, 10/01/32 AGMC Insured	Aa3/AA/NR	1,086,530

	Eagle Mountain, Utah Water & Sewer Revenue Refunding
420,000	4.000%, 11/15/24 Series A BAMI Insured	NR/AA/NR	459,186

	El Paso, Texas Water & Sewer Revenue Refunding
1,000,000	4.500%, 03/01/31 Series C	NR/AA+/AA+	1,095,610

	Florida State Governmental Utility Authority Refunding Revenue Bonds (Lehigh Utility System)
500,000	5.000%, 10/01/31 Series 2014 AGMC Insured	A1/AA/NR	565,655

	Jordan Valley, Utah Water Conservancy District Revenue
1,000,000	5.000%, 10/01/26 Series B	NR/AA+/AA+	1,190,100
1,000,000	4.000%, 10/01/32 Series B	NR/AA+/AA+	1,075,150

	Jordanelle, Utah Special Service District
228,000	5.400%, 11/15/18	NR/NR/NR*	228,207
240,000	5.500%, 11/15/19	NR/NR/NR*	240,103
253,000	5.600%, 11/15/20	NR/NR/NR*	252,871
268,000	5.700%, 11/15/21	NR/NR/NR*	267,574
283,000	5.800%, 11/15/22	NR/NR/NR*	280,617
299,000	6.000%, 11/15/23	NR/NR/NR*	295,875

	Miami-Dade County, Florida Water and Sewer Revenue System
1,000,000	5.000%, 10/01/26	Aa3/A+/A+	1,163,960
1,000,000	5.000%, 10/01/31 Series A	Aa3/A+/A+	1,105,990

	Mountain Regional Water Special Service District, Utah Water Revenue Refunding
3,000,000	5.000%, 12/15/33 AGMC Insured	NR/AA/A+	3,266,100

	Ogden City, Utah Sewer & Water Revenue Bonds
1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	1,308,225

	Ogden City, Utah Storm Drain Revenue Bonds
500,000	5.250%, 06/15/28	NR/AA/NR	568,880

	Okaloosa County, Florida Water and Sewer Revenue
1,000,000	5.000%, 07/01/30	Aa3/NR/AA	1,140,910

	Pleasant Grove City, Utah Water Revenue
1,000,000	5.250%, 12/01/29 AGMC Insured	NR/AA/NR	1,015,420

	Salt Lake & Sandy, Utah Metropolitan Water District, Water Revenue, Refunding
1,100,000	5.000%, 07/01/37 Series A	NR/AA+/AA+	1,206,117

	Salt Lake City, Utah Public Utilities Revenue
1,000,000	5.000%, 02/01/32	Aa1/AAA/NR	1,159,610
1,400,000	5.000%, 02/01/33	Aa1/AAA/NR	1,618,260
1,000,000	5.000%, 02/01/35	Aa1/AAA/NR	1,149,250

	San Jacinto, Texas River Authority Woodlands Waste Disposal
1,000,000	5.000%,10/01/30 BAMI Insured	NR/AA/NR	1,123,170

	Sarasota, Florida Utility System Revenue Refunding
1,455,000	5.000%, 10/01/27	NR/AA+/AA+	1,591,901

	Texas Water Development Board
1,000,000	4.000%, 08/01/19 Series 2018	NR/AAA/AAA	1,026,400
1,000,000	5.000%, 10/15/28 Series 2018 A	NR/AAA/AAA	1,204,190

	Utah Water Finance Agency Revenue
1,000,000	5.000%, 03/01/35	NR/AA-/AA	1,151,510

	Weber Basin, Utah Water Conservancy District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	960,942

	West Harris County, Texas Regional Water Authority
815,000	5.000%, 12/15/26 Series A	A1/AA-/A+	942,507

	Total Water and Sewer		30,944,188

	Total Revenue Bonds		267,214,946

	Pre-Refunded Bonds (15.5%)††

	Pre-Refunded General Obligation Bonds (1.8%)

	Local Public Property (1.0%)

	Houston, Texas Public Improvement
895,000	5.000%, 03/01/29	NR/NR/NR*	915,334

	San Angelo, Texas Certificates of Obligation
2,765,000	5.000%, 02/15/30 Series A	Aa2/AA/AA+	2,911,656

	Total Local Public Property		3,826,990

	Public Schools (0.8%)

	Granite School District, Utah, Salt Lake County School Building (School Board Guaranty Program)
1,000,000	5.000%, 06/01/31	Aaa/NR/AAA	1,090,050

	Washoe County, Nevada School District Refunding & School Improvement
2,000,000	5.000%, 06/01/30 Series A	A1/AA/NR	2,177,120

	Total Public Schools		3,267,170

	Total Pre-Refunded General Obligation Bonds		7,094,160

	Pre-Refunded Revenue Bonds (13.7%)

	Charter Schools (0.3%)

	Utah State Charter School Finance Authority Davinci Academy, Refunding & Improvement
1,000,000	7.050%, 09/15/26 Series 2011A	NR/BBB-/NR	1,126,970

	Electric (0.8%)

	Clark County, Washington Public Utility District No. 001 Generating Refunding
1,000,000	5.000%, 01/01/24	A1/A/AA-	1,048,490

	Eagle Mountain, Utah Gas & Electric
325,000	5.000%, 06/01/24 AGMC Insured	NR/AA/NR	353,782

	Jacksonville Electric Authority, Florida Electric System Revenue
465,000	4.500%, 10/01/32 Series Three 2012A	NR/NR/NR*	498,592

	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
1,005,000	5.000%, 09/01/32 Series A	NR/A/A	1,123,500

	Total Electric		3,024,364

	Higher Education (1.3%)

	Utah State Board of Regents, University of Utah Hospital Revenue
1,245,000	5.000%, 08/01/31	Aa2/AA/NR	1,327,979

	Utah State University Student Building Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,463,152
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,542,857

	Washington State Higher Education Facilities Authority Revenue, Refunding, Gonzaga University Project
950,000	5.000%, 04/01/24 Series B	A3/NR/NR	974,140

	Total Higher Education		5,308,128

	Hospital (0.9%)

	Campbell County, Wyoming Hospital District, Hospital Revenue, Memorial Hospital Project
1,040,000	5.000%, 12/01/20	NR/NR/NR*	1,087,934
1,000,000	5.500%, 12/01/34	NR/NR/NR*	1,053,030

	Harris County, Texas Health Facilities Development Corp., Christus Health
260,000	4.750%, 07/01/30 AGMC Insured	A1/NR/NR	275,434

	Tarrant County, Texas Cultural Education Facilities Finance Corp. Hospital Refunding, Baylor Healthcare System
930,000	5.250%, 08/15/25	AA3/AA-/NR	997,937
70,000	5.250%, 08/15/25	NR/NR/NR*	75,037

	Total Hospital		3,489,372

	Housing (0.2%)

	Alaska Housing Finance Corp. State Capital Project
770,000	5.000%, 12/01/25 Series A	NR/NR/NR*	857,395

	Local Public Property (0.7%)

	Herriman, Utah Special Assessment Towne Center Assessment Area
1,045,000	4.875%, 11/01/23	NR/AA-/NR	1,105,411
1,150,000	5.000%, 11/01/25	NR/AA-/NR	1,219,058
245,000	5.000%, 11/01/29	NR/AA-/NR	259,712

	Total Local Public Property		2,584,181

	Sales Tax (0.3%)

	Draper, Utah Sales Tax Revenue
1,000,000	5.000%, 05/01/32 Series A	NR/AA/NR	1,111,550

	State Agency (2.5%)

	Utah Infrastructure Agency Telecommunications & Franchise Tax
1,970,000	5.250%, 10/15/30	A2/AA-/NR	2,360,533
1,000,000	5.000%, 10/15/33	A2/AA-/NR	1,148,050
1,630,000	5.250%, 10/15/38	A2/AA-/NR	1,891,631
1,000,000	5.500%, 10/15/30 Series A AGMC Insured	A2/AA/NR	1,116,060
1,475,000	5.250%, 10/15/33 Series A AGMC Insured	A2/AA/NR	1,634,507

	Utah State Building Ownership Authority Lease Revenue Refunding State Facilities Master Lease Program
1,575,000	5.000%, 05/15/26	Aa1/AA+/NR	1,621,982

	Total State Agency		9,772,763

	Transportation (1.1%)

	North Texas Tollway Authority, Texas
3,315,000	6.100%, 01/01/28 Series A	NR/NR/NR*	3,391,344

	Utah Transit Authority Sales Tax Revenue
1,000,000	5.000%, 06/15/32	A1/A+/AA	1,116,610

	Total Transportation		4,507,954

	Water and Sewer (5.6%)

	Central Weber, Utah Sewer Improvement District Revenue Refunding
1,000,000	5.000%, 03/01/28 Series A AGMC Insured	NR/AA/AA	1,054,140
4,000,000	5.000%, 03/01/33 Series A AGMC Insured††††	NR/AA/AA	4,216,560

	Jordan Valley, Utah Water Conservancy District Revenue
6,000,000	5.000%, 10/01/35 Series B	NR/AA+/AA+	6,513,420

	Laredo, Texas Waterworks Sewer System Revenue
1,450,000	5.000%, 03/01/24 Series 2010	Aa3/AA-/AA-	1,527,271

	Miami-Dade County, Florida Water and Sewer Revenue System
1,500,000	5.000%, 10/01/29 AGC Insured	Aa3/AA/A+	1,608,165

	North Slope Borough, Alaska Service Area 10 Water & Wastewater Facilities
1,000,000	5.250%, 06/30/27	NR/NR/NR*	1,094,120
1,000,000	5.250%, 06/30/28	NR/NR/NR*	1,094,120
985,000	5.250%, 06/30/34	NR/NR/NR*	1,077,708

	Orem, Utah Water & Storm Sewer Revenue
1,000,000	5.000%, 07/15/26	NR/AA/NR	1,001,200

	Salt Lake & Sandy, Utah Metropolitan Water District, Water Revenue, Refunding
650,000	5.000%, 07/01/31 Series A	NR/AA+/AA+	672,308

	South Weber City, Utah Water Revenue
930,000	5.000%, 06/01/40 AGMC Insured	NR/AA/NR	987,269

	Uintah Water Conservancy District, Utah, Water Conservancy Revenue
1,400,000	5.250%, 01/15/27 Series 2009A	NR/NR/NR*	1,427,706

	Total Water and Sewer		22,273,987

	Total Pre-Refunded Revenue Bonds		54,056,664

	Total Pre-Refunded Bonds		61,150,824

	Total Municipal Bonds (cost $385,899,844)		393,991,361

Shares	Short-Term Investment (0.5%)

2,055,180	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 1.76%** (cost $2,055,180)	Aaa-mf/AAAm/NR	2,055,180

	Total Investments (cost $387,955,024-note b)	100.2%	396,046,541
	Other assets less liabilities	(0.2)	(610,612)
	Net Assets	100.0%	$395,435,929

Percent of
Portfolio Distribution By Quality Rating	Investments †

Aaa of Moody's or AAA of S&P and Fitch	14.1%
Pre-Refunded bonds††	15.5
Aa of Moody's or AA of S&P and Fitch	48.0
A of Moody's or S&P and Fitch	14.2
BBB of S&P and Fitch	3.4
Not Rated*	4.8
100.0%

PORTFOLIO ABBREVIATIONS:
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
BAMI - Build America Mutual Insurance
COP - Certificates of Participation
FHA - Federal Housing Administration
IHC - Intermountain Health Care
NR - Not Rated
PSF- Permanent School Fund

* Any security not rated ("NR") by any of the Nationally Recognized Statistical Rating Organizations ("NRSRO") has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

** The rate is an annualized seven-day yield at period end.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

† Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

†† Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

††† Security purchased on a delayed delivery or when-issued basis.

†††† Security pledged as collateral for the Fund's delayed delivery or when-issued commitments.

See accompanying notes to financial statements.

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS
June 30, 2018
(unaudited)

(a) Securities valuation policies and other investment related disclosures are hereby incorporated by reference in the annual and semi-annual reports previously filed with the Securities and Exchange Commission on Form N-CSR.

(b) At June 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $387,953,294 amounted to $8,093,247, which consisted of aggregate gross unrealized appreciation of $9,661,802 and aggregate gross unrealized depreciation of $1,568,555.

(c) Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in inactive markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of June 30, 2018:

Valuation Inputs+	Investments in Securities
Level 1 – Quoted Prices- Short-Term Investment	$2,055,180
Level 2 – Other Significant Observable Inputs - Municipal Bonds	393,991,361
Level 3 – Significant Unobservable Inputs	—
Total	$396,046,541
+See schedule of investments for a detailed listing of securities.

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS
June 30, 2018
(unaudited)

Principal Amount	General Obligation Bonds (19.7%)	Ratings Moody's, S&P and Fitch	Value	(a)

	City (6.4%)

	Buckeye Jackrabbit Trail Sanitary Sewer Improvement District
$1,123,000	6.250%, 01/01/29	NR/A-/NR	$1,192,929

	Casa Grande, Arizona
800,000	4.000%, 08/01/34	NR/AA-/AAA	844,056

	Flagstaff, Arizona
200,000	4.000%, 07/01/35	Aa2/AA/NR	209,766

	Flagstaff Improvement District (Aspen Place Sawmill)
360,000	5.000%, 01/01/32	Aa3/NR/NR	360,896

	Gilbert, Arizona
1,000,000	5.000%, 07/01/32	Aaa/AA+/AAA	1,190,500

	Gilbert Improvement District No. 19
25,000	5.200%, 01/01/23	Aa1/A+/NR	25,073

	Gilbert Improvement District No. 20
605,000	5.100%, 01/01/29	Aa1/A+/NR	624,348

	Glendale, Arizona
200,000	5.000%, 07/01/33	NR/A+/AAA	235,076

	Goodyear, Arizona
1,000,000	5.000%, 07/01/29	Aa2/AA/NR	1,032,500
400,000	4.000%, 07/01/33	Aa2/AA/NR	426,128

	Goodyear McDowell Road Commercial Corridor Improvement District
2,000,000	5.250%, 01/01/32 AMBAC Insured	Aa3/A/NR	2,000,000

	Mesa, Arizona
425,000	4.000%, 07/01/32	Aa2/AA-/NR	457,279
425,000	4.000%, 07/01/33	Aa2/AA-/NR	455,392
450,000	4.000%, 07/01/34	Aa2/AA-/NR	479,790

	Scottsdale, Arizona
200,000	4.000%, 07/01/28	Aaa/AAA/AAA	219,142
500,000	4.000%, 07/01/34	Aaa/AAA/AAA	534,275

	Tempe, Arizona
2,245,000	4.000%, 07/01/22	Aa1/AAA/AAA	2,344,027
470,000	5.000%, 07/01/36	Aa1/AAA/NR	548,457
415,000	5.000%, 07/01/37	Aa1/AAA/NR	483,919

	Tempe Improvement District (Pier Town Lake)
2,000,000	5.000%, 01/01/29	Aa3/NR/NR	2,005,420

	Tubac Fire District
760,000	5.500%, 07/01/28 AGC Insured	A1/AA/NR	787,360

	Tucson, Arizona
450,000	4.000%, 07/01/26	Aa3/AA-/AA+	484,137

	Total City		16,940,470

	County (0.4%)

	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AAA	1,056,850

	School District (12.9%)

	Buckeye Union High School District No. 201
1,000,000	5.000%, 07/01/33 AGMC Insured	NR/AA/NR	1,127,360
500,000	5.000%, 07/01/36 BAMAC Insured	NR/AA/NR	569,440

	Coconino & Yavapai Counties Joint Unified School District No. 9 Sedona
500,000	5.000%, 07/01/28	Aa2/NR/NR	593,485

	Gila Co. Unified School District No. 10 (Payson)
350,000	5.000%, 07/01/26	Aa3/NR/NR	398,013
1,000,000	5.000%, 07/01/28	Aa3/NR/NR	1,131,830

	Glendale Union High School District No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	586,787
980,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	1,037,751

	Maricopa Co. Elementary School District No. 1 (Phoenix)
550,000	5.000%, 07/01/25 AGMC Insured	NR/AA/NR	636,966

	Maricopa Co. Elementary School District No. 3 (Tempe)
500,000	5.000%, 07/01/30	Aa2/NR/NR	586,930

	Maricopa Co. Elementary School District No. 8 (Osborn)
500,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	583,465

	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
1,000,000	4.000%, 07/01/30	Aa1/NR/NR	1,086,540
350,000	5.000%, 07/01/34	Aa1/AA/NR	397,891

	Maricopa Co. High School District No. 210 (Phoenix)
500,000	4.000%, 07/01/26	Aa2/AA/AAA	546,845

	Maricopa Co. Unified School District No. 11 (Peoria)
1,500,000	4.000%, 07/01/25	A2/AA-/NR	1,596,195
675,000	4.500%, 07/01/33 AGMC Insured	A2/AA/NR	738,011
575,000	5.000%, 07/01/36	NR/AA-/NR	666,051

	Maricopa Co. Unified School District No. 24 (Gila Bend)
260,000	5.500%, 07/01/22	NR/NR/NR*	260,237

	Maricopa Co. Unified School District No. 60 (Higley)
1,615,000	5.000%, 07/01/29	A1/A+/NR	1,823,125

	Maricopa Co. Unified School District No. 66 (Roosevelt)
910,000	4.000%, 07/01/31 BAMAC Insured	A3/AA/NR	967,976

	Maricopa Co. Unified School District No. 69 (Paradise Valley)
1,000,000	4.500%, 07/01/30	Aa2/NR/AAA	1,085,520

	Maricopa Co. Unified School District No. 80 (Chandler)
525,000	4.000%, 07/01/33	Aa1/AA/NR	557,849

	Maricopa Co. Unified School District No. 89 (Dysart)
500,000	4.000%, 07/01/28	NR/A+/AAA	528,650
2,185,000	5.500%, 07/01/22 NPFG/FGIC Insured	Baa2/A+/NR	2,460,179

	Maricopa Co. Unified School District No. 90 (Saddle Mountain)
1,300,000	5.125%, 07/01/25 AGMC Insured	A2/AA/NR	1,407,640

	Mohave Co. Unified School District No. 1 (Lake Havasu)
500,000	5.000%, 07/01/35	Aa3/NR/NR	574,070

	Navajo Co. Unified School District No. 10 (Show Low)
500,000	4.000%, 07/01/31 AGMC Insured	NR/AA/NR	529,845

	Pima Co. Unified School District No. 6 (Marana)
1,250,000	5.000%, 07/01/25	NR/A/NR	1,346,363
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	1,053,303
1,000,000	4.250%, 07/01/32 MAC Insured	NR/AA/NR	1,074,420
1,000,000	4.000%, 07/01/37 AGMC Insured†††	NR/AA/NR	1,042,830

	Pima Co. Unified School District No. 8 (Flowing Wells)
1,000,000	4.500%, 07/01/37 AGMC Insured	NR/AA/NR	1,101,730

	Pima Co. Unified School District No. 10 (Amphitheater)
700,000	5.000%, 07/01/27	Aa2/A+/NR	757,771

	Pima Co. Unified School District No. 12 (Sunnyside)
500,000	4.000%, 07/01/25 AGMC Insured	NR/AA/NR	528,340
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,104,842

	Pinal Co. Unified School District No. 21 (Coolidge)
500,000	4.000%, 07/01/28 AGMC Insured	NR/AA/NR	536,775

	Tempe High School District No. 213
650,000	4.000%, 07/01/32	Aa2/AA/NR	678,100

	Western Maricopa Education Center District No. 402
1,200,000	4.000%, 07/01/28	NR/AA-/NR	1,265,532

	Yavapai Co. Elementary School District No. 6 (Cottonwood-Oak Creek)
720,000	5.000%, 07/01/34 BAMAC Insured	A2/AA/NR	808,315

	Yuma Co. Elementary School District No. 1
625,000	4.000%, 07/01/34 AGMC Insured	NR/AA/NR	660,306

	Total School District		34,437,278

	Total General Obligation Bonds		52,434,598

	Revenue Bonds (67.6%)

	Airport (3.9%)

	Phoenix Civic Improvement Corp. Airport Bonds
1,250,000	5.000%, 07/01/34	A1/A+/NR	1,408,363
1,000,000	5.000%, 07/01/36	A1/A+/NR	1,152,380
1,000,000	5.000%, 07/01/45	A1/A+/NR	1,110,020
1,000,000	5.250%, 07/01/18 AMT	Aa3/AA-/NR	1,000,000
1,000,000	5.250%, 07/01/19 AMT	Aa3/AA-/NR	1,003,590
2,700,000	5.000%, 07/01/32 AMT	Aa3/AA-/NR	2,972,430
1,000,000	5.000%, 07/01/37 AMT	Aa3/AA-/NR	1,129,710

	Phoenix-Mesa Gateway Airport Authority
515,000	5.000%, 07/01/38 AMT	A1/AA+/NR	551,498

	Total Airport		10,327,991

	Charter Schools (0.7%)

	Arizona Industrial Development Authority (Basis Schools)
240,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	269,741

	Maricopa Co. Industrial Development Authority (Great Hearts Arizona Projects)
250,000	5.000%, 07/01/26 State Enhanced	NR/AA-/NR	289,540
315,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	357,957

	Phoenix Industrial Development Authority (Great Hearts Academies Project)
500,000	5.000%, 07/01/41	NR/BBB-/NR	528,995

	Phoenix Industrial Development Authority (Villa Montessori Inc. Project)
415,000	5.000%, 07/01/35	NR/BBB-/NR	438,286

	Total Charter Schools		1,884,519

	Excise Tax (13.1%)

	Buckeye Excise Tax
400,000	4.000%, 07/01/36	NR/AA-/AA	417,248
1,000,000	5.000%, 07/01/43	NR/AA-/AA	1,110,020

	Buckeye Roosevelt Street Improvement District
100,000	4.000%, 01/01/32	NR/A-/NR	100,286
125,000	4.050%, 01/01/33	NR/A-/NR	125,356
675,000	4.200%, 01/01/38	NR/A-/NR	677,471

	Chandler Excise Tax
1,000,000	4.000%, 07/01/30	Aa1/AAA/AAA	1,099,000

	Cottonwood Pledged Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	570,455

	El Mirage Pledged Excise Tax
500,000	5.000%, 07/01/30	A1/AA-/NR	528,380

	Flagstaff Pledged Revenue
200,000	4.000%, 07/01/31	NR/AA-/NR	212,222
1,395,000	4.250%, 07/01/33	NR/AA-/NR	1,501,676

	Gilbert Pledged Revenue Obligations
450,000	4.000%, 07/01/35	Aa1/AA+/AAA	470,390

	Goodyear Public Improvement Corp.
500,000	5.250%, 07/01/24	Aa3/AA-/NR	560,860
1,500,000	5.000%, 07/01/26	Aa3/AA-/NR	1,659,765

	Graham Co. Jail District Revenue Pledged Obligation
1,000,000	5.000%, 07/01/35	NR/A-/NR	1,108,040

	Marana Pledged Excise Tax
275,000	4.000%, 07/01/30	NR/AA/NR	286,888
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,533,742

	Mesa Excise Tax
250,000	5.000%, 07/01/32	Aa3/AA+/NR	274,518

	Page Pledged Revenue Refunding
1,080,000	5.000%, 07/01/25	NR/AA-/NR	1,169,780

	Phoenix Civic Improvement Corp. (Civic Plaza)
2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	2,428,520
2,000,000	5.500%, 07/01/30 BHAC/FGIC Insured	Aa1/AA+/NR	2,512,060
1,000,000	5.500%, 07/01/23 NPFG/FGIC Insured	Aa2/AA/NR	1,144,080
2,300,000	5.500%, 07/01/33 NPFG/FGIC Insured	Aa2/AA/NR	2,957,961

	Phoenix Civic Improvement Corp. Transit Excise Tax (Light Rail)
2,000,000	4.000%, 07/01/20	Aa2/AA/NR	2,087,820

	Pinal Co. Revenue Obligations Refunding
1,500,000	5.000%, 08/01/33	NR/AA-/AA	1,691,265

	Queen Creek Excise Tax & State Shared Revenue
250,000	5.000%, 08/01/30	NR/AA/AA	280,768

	Santa Cruz Co. Jail District
1,655,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	1,921,323
500,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	572,805

	Scottsdale Municipal Property Corp.
1,500,000	5.000%, 07/01/34	Aaa1/AAA/AAA	1,707,285
1,000,000	5.000%, 07/01/36	Aaa1/AAA/AAA	1,171,260

	Sedona Excise Tax
2,605,000	4.500%, 07/01/26 AGMC Insured	NR/AA/NR	2,831,869

	Tempe Excise Tax
245,000	5.000%, 07/01/30	Aa2/AAA/NR	284,320

	Total Excise Tax		34,997,433

	Higher Education (6.9%)

	Arizona Board of Regents (Arizona State University System)
300,000	5.000%, 07/01/28	Aa2/AA/NR	348,063
480,000	5.000%, 07/01/31	Aa2/AA/NR	552,576
285,000	5.000%, 07/01/32	Aa2/AA/NR	314,666
115,000	5.000%, 07/01/32	Aa2/AA/NR	126,970
500,000	5.000%, 07/01/36	Aa2/AA/NR	565,320

	Arizona Board of Regents (Arizona State University System) Green Bonds
750,000	5.000%, 07/01/34	Aa2/AA/NR	854,663
1,975,000	5.000%, 07/01/38	Aa2/AA/NR	2,275,141

	Arizona Board of Regents (Northern Arizona University System)
575,000	5.000%, 06/01/32	A1/A+/NR	644,460

	Arizona Board of Regents (University of Arizona System) Speed Stimulus Plan for Economic & Educational Development
500,000	5.000%, 08/01/27	Aa3/A+/NR	567,650
1,500,000	5.000%, 08/01/34	Aa3/A+/NR	1,676,115

	Arizona Board of Regents (University of Arizona System)
400,000	5.000%, 06/01/29	Aa2/AA-/NR	457,936
460,000	5.000%, 06/01/31	Aa2/AA-/NR	505,108

	Arizona State University Speed Stimulus Plan for Economic & Educational Development
625,000	5.000%, 08/01/34	Aa3/AA-/NR	703,944

	Cochise Co. Community College District
630,000	5.000%, 07/01/31 BAMAC Insured	A2/AA/NR	710,659

	Glendale Industrial Development Authority (Midwestern University)
600,000	5.000%, 05/15/35	NR/A/A+	631,110

	McAllister Academic Village (Arizona State University Hassayampa)
500,000	5.000%, 07/01/38	Aa3/AA-/NR	570,230

	Northern Arizona University Speed Stimulus Plan for Economic & Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,582,289

	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing)
200,000	5.000%, 07/01/26	Baa3/NR/NR	226,422
300,000	5.000%, 07/01/33	Baa3/NR/NR	336,600

	Phoenix Industrial Development Authority (Eastern Kentucky University Project)
500,000	5.000%, 10/01/36	A2/BBB+/NR	550,275

	Phoenix Industrial Development Authority (Rowan University Project)
2,000,000	5.250%, 06/01/34	A3/A/NR	2,188,820

	Yavapai Co. Community College District
1,000,000	4.875%, 07/01/25 AGMC Insured	A1/AA/NR	1,075,300

	Yuma/ La Paz Counties Community College District (Arizona Western College), Refunding
1,000,000	4.000%, 07/01/28 2014A	Aa3/A+/NR	1,060,690

	Total Higher Education		18,525,007

	Hospital (10.5%)

	Arizona Health Facilities Authority (Banner Health)
2,000,000	5.000%, 01/01/44	NR/AA-/AA-	2,201,240

	Arizona Health Facilities Authority (Dignity Health)
1,500,000	5.000%, 07/01/28	A3/A/A	1,541,085
2,175,000	5.250%, 03/01/39	A3/A/A	2,330,317

	Arizona Health Facilities Authority (Phoenix Children's Hospital)
1,000,000	5.000%, 02/01/27	NR/A-/NR	1,072,620
775,000	5.000%, 02/01/30	NR/A-/NR	826,654
5,035,000	5.000%, 02/01/34	NR/A-/NR	5,370,583

	Arizona Health Facilities Authority (Scottsdale Lincoln Hospitals)
3,000,000	5.000%, 12/01/34	A2/NR/A	3,338,250
1,500,000	5.000%, 12/01/42	A2/NR/A	1,660,830

	Maricopa Co. Industrial Development Authority (Banner Health)
2,000,000	5.000%, 01/01/38	NR/AA-/AA-	2,273,880

	Scottsdale Industrial Development Authority (Scottsdale Healthcare System)
1,000,000	5.000%, 09/01/18	A2/NR/A	1,005,580
1,300,000	5.000%, 09/01/35 AGMC Insured	A2/AA/A	1,377,506

	Yavapai Co. Industrial Development Authority (Northern Arizona Healthcare System)
500,000	5.250%, 10/01/25	NR/AA/NR	546,825
500,000	5.250%, 10/01/26	NR/AA/NR	546,005

	Yavapai Co. Industrial Development Authority (Yavapai Regional Medical Center)
1,000,000	5.250%, 08/01/33	A3/NR/A	1,100,760
675,000	5.000%, 08/01/34	A3/NR/A	736,263

	Yuma Industrial Development Authority (Yuma Regional Medical Center)
1,635,000	5.000%, 08/01/23	NR/A-/NR	1,831,233
200,000	5.000%, 08/01/32	NR/A-/NR	224,786

	Total Hospital		27,984,417

	Lease (3.9%)

	Arizona Board of Regents (Northern Arizona University) COP
600,000	5.000%, 09/01/27	A2/A/NR	651,240
500,000	5.000%, 09/01/28	A2/A/NR	542,495
1,000,000	5.000%, 09/01/29	A2/A/NR	1,082,950

	Arizona State Lottery Bonds
3,000,000	5.000%, 07/01/28 AGMC Insured	A1/AA+/NR	3,138,660

	Cave Creek COP
130,000	5.750%, 07/01/19	NR/AA/NR	132,777

	Pinal Co. Correctional Facilities
1,470,000	5.250%, 10/01/21 ACA Insured	NR/BBB/NR	1,471,485

	Prescott Municipal Property Corp.
500,000	5.000%, 07/01/34	Aa3/AA/NR	564,140

	State of Arizona COP Department Administration
1,500,000	5.250%, 10/01/26 AGMC Insured	Aa3/AA/NR	1,562,985
670,000	5.250%, 10/01/28 AGMC Insured	Aa3/AA/NR	698,133

	State of Arizona COP
500,000	5.000%, 09/01/27	Aa3/AA-/NR	577,930

	Total Lease		10,422,795

	Mortgage (4.4%)

	Eastmark Community Facilities District No. 1
345,000	4.000%, 07/15/33 AGMC Insured	NR/AA/NR	362,902
360,000	4.000%, 07/15/34 AGMC Insured	NR/AA/NR	376,960

	Estrella Mountain Ranch Community Facilities District
1,000,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	1,122,710

	Festival Ranch Community Facilities District
1,000,000	4.000%, 07/15/36 BAMAC Insured	NR/AA/NR	1,040,430
950,000	5.000%, 07/15/37 BAMAC Insured	NR/AA/NR	1,065,007

	Goodyear Community Facilities Utilities District No. 1
500,000	4.000%, 07/15/28	A1/A-/NR	528,820
500,000	4.000%, 07/15/32	A1/A-/NR	527,770

	Maricopa Co. Industrial Development Authority (Christian Care Retirement Apartments)
1,000,000	5.000%, 01/01/30	NR/A/NR	1,126,110

	Marley Park Community Facilities District
535,000	4.000%, 07/15/34 BAMAC Insured	NR/AA/NR	558,545

	Merrill Ranch Community Facilities District #2
680,000	6.750%, 07/15/38	NR/BBB/NR	794,145

	Pima Co. Industrial Development Authority (Christian Care Senior Living Facility)
1,000,000	5.000%, 12/15/32	NR/A-/NR	1,118,070

	Scottsdale Waterfront Community Facilities District
530,000	6.000%, 07/15/27 144A	NR/NR/NR*	530,042
930,000	6.050%, 07/15/32 144A	NR/NR/NR*	930,047

	Sundance Community Facilities District
655,000	5.125%, 07/15/30	A3/BBB/NR	655,223

	Verrado Community Facilities Utilities District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	531,815

	Vistancia Community Facilities District
540,000	5.000%, 07/15/26	A1/NR/A+	570,343

	Total Mortgage		11,838,939

	Pollution Control (3.2%)

	Apache Co. Industrial Development Authority, Pollution Control, Tucson Electric Power Co.
2,955,000	4.500%, 03/01/30	A3/A-/NR	3,161,525

	Coconino Co. Pollution Control, Tucson Electric Power Co.
2,000,000	5.125%, 10/01/32	A3/A-/NR	2,074,860

	Maricopa Co. Pollution Control (Southern California Edison Co.)
1,500,000	5.000%, 06/01/35	Aa3/A/NR	1,576,425

	Pima Co. Industrial Development Authority, Pollution Control, Tucson Electric Power Co.
1,500,000	4.950%, 10/01/20	A3/A-/NR	1,599,330

	Total Pollution Control		8,412,140

	Resource Recovery (0.6%)

	Yavapai Co. Industrial Development Authority, (Waste Management Inc. Project)
1,500,000	2.800%, 06/01/27 AMT (Mandatory Put Date 06/01/21)	NR/A-/NR	1,508,340

	Transportation (3.2%)

	Arizona Transportation Board Revenue
2,000,000	5.000%, 07/01/31	Aa1/AAA/NR	2,341,320
4,900,000	5.000%, 07/01/33	Aa1/AAA/NR	5,560,520

	Pima Co. Regional Transportation Authority Excise Tax
500,000	5.000%, 06/01/26	NR/AA+/AA	564,080

	Total Transportation		8,465,920

	Utility (10.8%)

	Central Arizona Water Conservation District Water Delivery (Central Arizona Project)
750,000	5.000%, 01/01/33	Aa2/AA+/AA	863,040
750,000	5.000%, 01/01/34	Aa2/AA+/AA	859,755

	Greater Arizona Development Authority Revenue
1,200,000	5.000%, 08/01/29	A1/A/NR	1,239,744
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	560,270
505,000	5.000%, 08/01/22 NPFG Insured	A1/A/NR	506,348

	Mesa Utility System
1,500,000	4.000%, 07/01/32	Aa2/AA-/NR	1,599,315
2,100,000	5.000%, 07/01/35	Aa2/AA-/NR	2,266,320

	Pinal Co. Electrical District No. 3, Electrical System Revenue
305,000	4.750%, 07/01/31	NR/A/NR	324,319

	Salt River Project Agricultural Improvement and Power Revenue
4,280,000	5.000%, 12/01/28	Aa1/AA/NR	4,699,782
3,250,000	5.000%, 12/01/30	Aa1/AA/NR	3,585,335
5,210,000	5.000%, 12/01/31	Aa1/AA/NR	5,737,304
500,000	5.000%, 12/01/32	Aa1/AA/NR	575,450
1,000,000	5.000%, 01/01/33	Aa1/AA/NR	1,172,720
1,105,000	5.000%, 12/01/36	Aa1/AA/NR	1,257,512

	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	Baa1/BBB+/NR	3,517,590

	Total Utility		28,764,804

	Water/Sewer (6.4%)

	Gilbert Water Resource Municipal Property Corp.
1,190,000	4.000%, 07/01/34	NR/AAA/AAA	1,263,590
820,000	4.000%, 07/01/35	NR/AAA/AAA	868,921

	Glendale Water & Sewer Revenue
2,000,000	5.000%, 07/01/28	A1/AA/NR	2,288,660
500,000	5.000%, 07/01/28	A1/AA/NR	552,450

	Goodyear Water and Sewer Revenue
1,750,000	5.375%, 07/01/30	Aa3/A+/NR	1,867,390
635,000	5.250%, 07/01/31 AGMC Insured	Aa3/AA/NR	692,760
500,000	5.000%, 07/01/35 AGMC Insured	Aa3/AA/NR	566,810

	Lake Havasu City Wastewater System Revenue
1,000,000	5.000%, 07/01/43 AGMC Insured	A2/AA/NR	1,106,720

	Phoenix Civic Improvement Corp. Wastewater Revenue
500,000	5.000%, 07/01/35	Aa2/AA+/NR	576,370
1,500,000	5.500%, 07/01/24 NPFG/FGIC Insured	Aa2/AAA/NR	1,782,135

	Phoenix Civic Improvement Corp. Water System Revenue
1,100,000	5.000%, 07/01/38	Aa2/AAA/NR	1,263,768

	Pima Co. Sewer Revenue System
865,000	5.000%, 07/01/27	NR/AA-/AA-	957,477

	Tucson Water Revenue System
1,000,000	5.000%, 07/01/32	Aa2/AA/AA	1,149,140
250,000	5.000%, 07/01/35	Aa2/AA/AA	291,303

	Yuma Municipal Property Corp. Utility System
1,700,000	5.000%, 07/01/28	A1/A+/AA-	1,947,690

	Total Water/Sewer		17,175,184

	Total Revenue Bonds		180,307,489

	Pre-Refunded Bonds (11.6%)††

	Pre-Refunded General Obligation Bonds (2.5%)

	City (0.2%)

	Tempe, Arizona
280,000	5.000%, 07/01/36	NR/NR/NR*	337,324
255,000	5.000%, 07/01/37	NR/NR/NR*	307,206

	Total City		644,530

	County (0.8%)

	Maricopa Co. Community College District
2,000,000	4.000%, 07/01/21	Aaa/AAA/AAA	2,048,960

	School District (1.5%)

	Coconino & Yavapai Counties Joint Unified School District No. 9 Sedona
1,000,000	5.375%, 07/01/28	Aa2/A+/NR	1,037,500

	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
250,000	5.500%, 07/01/30	Aa1/AA/NR	291,135

	Maricopa Co. Unified School District No. 48 (Scottsdale)
1,500,000	4.750%, 07/01/30	Aa1/AA/NR	1,627,980

	Pima Co. Unified School District No. 8 (Flowing Wells)
1,000,000	5.375%, 07/01/29	NR/A+/NR	1,071,560

	Total School District		4,028,175

	Total Pre-Refunded General Obligation Bonds		6,721,665

	Pre-Refunded Revenue Bonds (9.1%)

	Airport (0.6%)

	Phoenix Civic Improvement Corp. Airport Bonds
1,500,000	5.250%, 07/01/33	A1/A+/NR	1,605,210

	Excise Tax (1.9%)

	Casa Grande Excise Tax
1,435,000	5.000%, 04/01/28	NR/AA/AA	1,472,009

	Gilbert Public Facilities Municipal Property Corp.
850,000	5.000%, 07/01/23	Aa1/AA+/NR	879,172
1,250,000	5.000%, 07/01/24	Aa1/AA+/NR	1,292,900

	Rio Nuevo Facilities District (Tucson)
1,500,000	6.500%, 07/15/24 AGC Insured	A3/AA/NR	1,502,565

	Total Excise Tax		5,146,646

	Hospital (3.0%)

	Arizona Health Facilities Authority (Yavapai Regional Medical Center)
1,500,000	5.375%, 12/01/30 AGMC Insured	A2/NR/NR	1,575,870

	Maricopa Co. Hospital Revenue (Sun Health)
1,500,000	5.000%, 04/01/25	NR/NR/NR*	1,650,465
2,125,000	5.000%, 04/01/35	NR/NR/NR*	2,443,134

	University Medical Center Hospital Revenue
910,000	6.500%, 07/01/39	NR/NR/NR*	953,726

	Yavapai Co. Industrial Development Authority (Yavapai Regional Medical Center)
1,250,000	5.625%, 08/01/37	NR/NR/NR*	1,254,150

	Total Hospital		7,877,345

	Lease (1.1%)

	Arizona School Facilities Board COP
3,000,000	5.500%, 09/01/23	Aa3/AA-/NR	3,020,040

	Utility (1.7%)

	Arizona Water Infrastructure Finance Authority
3,500,000	5.000%, 10/01/28††††	Aaa/AAA/NR	3,531,150

	Greater Arizona Development Authority Revenue
700,000	5.000%, 08/01/24	NR/A/NR	701,960

	Pinal Co. Electrical District No. 3, Electrical System Revenue Refunding
250,000	5.250%, 07/01/36	NR/A/NR	274,573

	Total Utility		4,507,683

	Water/Sewer (0.8%)

	Pima Co. Sewer Revenue System
2,000,000	5.000%, 07/01/26	NR/AA/AA-	2,182,080

	Total Pre-Refunded Revenue Bonds		24,339,004

	Total Pre-Refunded Bonds		31,060,669

	Total Municipal Bonds (cost $256,491,372)		263,802,756

Shares	Short-Term Investment (0.3%)

799,991	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 1.76%** (cost $799,991)	Aaa-mf/AAAm/NR	799,991

	Total Investments (cost $257,291,363-note b)	99.2%	264,602,747
	Other assets less liabilities	0.8	2,068,000
	Net Assets	100.0%	$266,670,747

Percent of
Portfolio Distribution By Quality Rating	Investments †

Aaa of Moody's or AAA of S&P or Fitch	10.4%
Pre-refunded bonds bonds††	11.8
Aa of Moody's or AA of S&P or Fitch	52.8
A of Moody's or S&P or Fitch	21.4
Baa of Moody's or BBB of S&P	2.8
Not Rated*	0.8
100.0%

PORTFOLIO ABBREVIATIONS
ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
BAMAC - Build America Mutual Assurance Co.
BHAC - Berkshire Hathaway Assurance Corp.
COP- Certificates of Participation
FGIC - Financial Guaranty Insurance Co.
MAC - Municipal Assurance Corp.
NPFG - National Public Finance Guarantee
NR - Not Rated

* Any security not rated ("NR") by any of the Nationally Recognized Statistical Rating Organizations ("NRSRO") has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

** The rate is an annualized seven-day yield at period end.

† Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

†† Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

††† Security purchased on a delayed delivery or when-issued basis.

†††† Security pledged as collateral for the Fund's delayed delivery or when-issued commitments.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS
June 30, 2018
(unaudited)

(a) Securities valuation policies and other investment related disclosures are hereby incorporated by reference in the annual and semi-annual reports previously filed with the Securities and Exchange Commission on Form N-CSR.

(b) At June 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $256,939,737 amounted to $7,663,010, which consisted of aggregate gross unrealized appreciation of $8,593,687 and aggregate gross unrealized depreciation of $930,677.

(c) Fair Value Measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in inactive markets for identical assets or liabilities that the Trust has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of June 30, 2018:

Valuation Inputs+	Investments in Securities
Level 1 – Quoted Prices- Short-Term Investment	$799,991
Level 2 – Other Significant Observable Inputs- Municipal Bonds	263,802,756
Level 3 – Significant Unobservable Inputs	—
Total	$264,602,747
+See schedule of investments for a detailed listing of securities.

Item 2. Controls and Procedures.

(a) The Trust's principal financial and executive officers have evaluated the Trust's disclosure controls and procedures within 90 days of this filing and have concluded that the Trust's disclosure controls and procedures were effective, as of this date, in ensuring that information required to be disclosed by the Trust in this Form N-Q was timely recorded, processed, summarized and reported.

(b) The Trust's principal chief financial and executive officers are aware of no change in the Trust's internal control over financial reporting that occurred during the Trust's latest fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 3. Exhibits.

Filed as exhibits as part of this Form are separate certifications for each principal financial and executive officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR 270.30a-2(a)).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, President and Trustee
August 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, President and Trustee
August 23, 2018

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
August 23, 2018